March 4, 2015

Altegris Equity Long Short Fund A Series of Northern Lights Fund Trust
Prospectus Class A (ELSAX) Class C (ELSCX) Class I (ELSIX) Class N (ELSNX)
ADVISED BY Altegris Advisors, L.L.C. 1200 Prospect Street Suite 400 La Jolla, CA 92037

SUB-ADVISED BY
Harvest Capital Strategies, LLC
600 Montgomery Street, 20th Floor
San Francisco, CA 94111

Visium Asset Management, LP
888 Seventh Ave. 22nd Floor
New York, NY 10019

Chilton Investment Company, LLC

1290 East Main Street, 1st Floor

Stamford, CT 06092

Sterling Ridge Capital Management LP

1325 Avenue of the Americas, 25th Floor

New York, NY 10019

This Prospectus provides important information about the Fund that you should know before investing. Please read it carefully and keep it for future reference.

These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

888.524.9441 | www.altegrismutualfunds.com	Altegris Equity Long Short Fund

TABLE OF CONTENTS

FUND SUMMARY	2
Investment Objectives	2
Fees and Expenses of the Fund	2
Principal Investment Strategies	3
Principal Investment Risks	4
Performance	6
Investment Adviser	7
Investment Adviser Co-Portfolio Managers	7
Sub-Advisers	7
Sub-Adviser Portfolio Managers	7
Purchase and Sale of Fund Shares	7
Tax Information	8
Payments to Broker-Dealers and Other Financial Intermediaries	8
ADDITIONAL INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS	8
Investment Objectives	8
Principal Investment Strategies	11
Principal Investment Risks	13
Temporary Investments	18
Portfolio Holdings Disclosure	19
MANAGEMENT	19
Investment Adviser	19
Investment Adviser Co-Portfolio Managers	20
Sub-Adviser and Sub-Adviser Portfolio Manager	22
HOW SHARES ARE PRICED	22
HOW TO PURCHASE SHARES	23
HOW TO REDEEM SHARES	28
FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES	29
TAX STATUS, DIVIDENDS AND DISTRIBUTIONS	30
DISTRIBUTION OF SHARES	31
Distributor	31
Distribution (12b-1) and Shareholder Servicing Fees	31
Additional Compensation to Financial Intermediaries	31
Householding	32
FINANCIAL HIGHLIGHTS	33
PRIVACY NOTICE	35

FUND SUMMARY

Investment Objectives

The Fund seeks to achieve long-term capital appreciation with moderate correlation to major equity market indices and to achieve this objective with less volatility than major equity market indices.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $25,000 in the Fund. More information about these and other discounts is available from your financial professional and in “How to Purchase Shares” on page 23 of the Fund's Prospectus.

Shareholder Fees (Fees paid directly from your investment)	Class A	Class C	Class I	Class N
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.75%	None	None	None
Maximum Deferred Sales Charge (Load) (as a % of original purchase price)	1.00%	1.00%	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other Distributions	None	None	None	None
Redemption Fee (as a % of amount redeemed, if sold within 30 days)	1.00%	1.00%	1.00%	1.00%
Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)
Management Fees (1)	1.75%	1.75%	1.75%	1.75%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.00%	0.25%
Other Expenses	2.03%	2.03%	2.03%	2.03%
Interest and Dividends on Securities Sold Short	1.55%	1.55%	1.55%	1.55%
Remaining Other Expenses	0.48%	0.48%	0.48%	0.48%
Acquired Fund Fees and Expenses(2)	0.01%	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses	4.04%	4.79%	3.79%	4.04%
Fee Waiver(3)	(0.24)%	(0.24)%	(0.24)%	(0.24)%
Total Annual Fund Operating Expenses After Fee Waiver	3.80%	4.55%	3.55%	3.80%

(1) Effective November 1, 2013, the management fee was reduced from 2.75% to 1.75%. Accordingly, the expenses have been restated to reflect the current fees and may not correspond to the information provided in the Financial Highlights.

(2) Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. The operating expenses in this fee table will not correlate to the expense ratio in the Fund's financial highlights because the financial statements include only the direct operating expenses incurred by the Fund.

(3) The Fund's adviser has contractually agreed to reduce its fees and to reimburse expenses, at least until March 31, 2016, to ensure that total annual Fund operating expenses after fee waiver and/or reimbursement (excluding any front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, fees and expenses associated with instruments in other collective investment vehicles or derivative instruments (including for example options and swap fees and expenses), borrowing costs (such as interest and dividend expense on securities sold short), taxes, expenses incurred in connection with any merger or reorganization, and extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees and contractual indemnification of Fund service providers (other than the adviser)) will not exceed 2.24%,2.99%, 1.99%, and 2.24% of average daily net assets attributable to Class A, Class C, Class I, and Class N shares, respectively. These fee waivers and expense reimbursements are subject to possible recoupment from the Fund in future years on a rolling three year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits. This agreement may be terminated only by the Fund's Board of Trustees, on 60 days’ written notice to the Fund’s adviser.

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Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

Class	1 Year	3 Years	5 Years	10 Years
A	$935	$1,713	$2,506	$4,557
C	$556	$1,420	$2,389	$4,828
I	$358	$1,136	$1,933	$4,012
N	$382	$1,208	$2,049	$4,225

You would pay the following expenses if you did not redeem your Class C Shares:

Class	1 Year	3 Years	5 Years	10 Years
C	$456	$1,420	$2,389	$4,828

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 432% of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, the Fund invests at least 80% of its assets, defined as net assets plus the amount of any borrowings for investment purposes, in long or short positions in equity securities of domestic and foreign companies ("80% investment policy"). For purposes of the 80% investment policy, the Fund defines equity securities as (1) common stocks, (2) preferred stocks, (3) stock warrants, (4) stock rights and (5) debt securities that are convertible into stock. The Fund invests in securities of issuers of any capitalization and in any style (from growth to value). The Fund may invest in convertible debt securities of any maturity or credit quality, including those rated below investment grade ("high-yield securities" or "junk bonds"). Below-investment-grade debt securities are those rated below Baa3 by Moody's Investors Service or equivalently by another nationally recognized statistical rating organization (NRSRO). The Fund may invest a portion of its assets in private placement offerings which may be illiquid. Additionally, the Fund may employ leverage by borrowing from banks in an amount of up to 33% of the Fund's assets (defined as net assets plus borrowing for investment purposes). The Fund is "non-diversified" for purposes of the Investment Company Act of 1940, as amended, which means that the Fund may invest more than 5% of its total assets in the securities of one or more issuers and therefore have its investments focused in fewer securities at any one time than a diversified fund. The Fund may engage in frequent trading of the Fund's portfolio securities.

The Fund's adviser, Altegris Advisors, L.L.C. (the “Adviser”), seeks to achieve long-term capital appreciation with moderate correlation to major equity market indices by using an "equity long short" strategy that is executed by allocating assets among the Fund's sub-advisers, each of which has one or more proprietary equity long short investment strategies. The Fund's Adviser seeks to achieve this objective, with reduced volatility as compared to major market indices, in part, by diversifying investments among sub-adviser strategies that are not expected to have returns that are highly correlated to each other or the major equity market indices. However, the Fund is not a market-neutral Fund.

Each of the Fund’s sub-advisers has one or more proprietary equity long short investment strategies, and in pursuing these strategies, the sub-advisers will generally maintain positions (both long and short) in equity and equity derivative securities. The types of securities in which the sub-advisers will generally invest include common stocks, preferred stocks, rights, warrants, convertible securities, other investment companies, including ETFs, as well as ADRs and other similar investments. The sub-advisers may also invest in equity securities purchased on foreign exchanges (including securities of issuers located in emerging markets). Derivative instruments in which sub-advisers invest include options and futures, which are primarily used for hedging purposes. Sub-advisers may utilize leverage as part of their portfolio management process. From time to time, individual sub-advisers (and by extension the Fund) may invest a significant portion of their assets in the securities of companies in the same sector, market capitalization and/or geographic categories.

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While the Fund is generally expected to have a net long bias over time, the individual sub-advisers may be net long, market neutral, or net short at any given time depending upon their individual strategies and/or their view of market conditions.

Principal Investment Risks

As with all mutual funds, there is the risk that you could lose money through your investment in the Fund. The Fund is not intended to be a complete investment program. Many factors affect the Fund's net asset value and performance.

•	Allocation Risk: The Fund’s investment performance depends, in part, upon how its assets are allocated and reallocated by the Adviser. If the Fund’s exposure to equities and fixed income securities, or to different asset classes, deviates from the Adviser’s intended allocation, or if the Fund’s allocation is not optimal for market conditions at a given time, the Fund’s performance may suffer.
•	Credit Risk: There is a risk that convertible debt issuers will not make payments on securities held by the Fund, resulting in losses to the Fund. In addition, the credit quality of convertible debt securities held by the Fund may be lowered if an issuer's financial condition changes.
•	Derivatives Risk: The use of swaps, futures and options involves risks different from, or possibly greater than, the risks associated with investing directly in securities including leverage risk and tracking risk. Long options positions may expire worthless.
•	Equity Securities Risk: Common and preferred stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. Warrants and rights may expire worthless if the price of a common stock is below the conversion price of the warrant or right. Convertible bonds may decline in value if the price of a common stock falls below the conversion price. Investor perceptions are based on various and unpredictable factors, including expectations regarding government, economic, monetary and fiscal policies; inflation and interest rates; economic expansion or contraction and global or regional political, economic and banking crises.
•	Foreign Investment Risk: Foreign investing involves risks not typically associated with U.S. investments, including adverse fluctuations in foreign currency values, adverse political, social and economic developments, less liquidity, greater volatility, less developed or less efficient trading markets, political and social instability, expropriation, imposition of punitive and retroactive taxes, and differing auditing and legal standards. Investing in developing and emerging markets imposes risks different from, or greater than, risks of investing in foreign developed countries.
•	High Yield or Junk Bond Risk: Lower-quality convertible debt securities, known as "high yield" or "junk" bonds, present greater risk than bonds of higher quality, including an increased risk of default. An economic downturn or period of rising interest rates could adversely affect the market for these bonds and reduce the Fund's ability to sell its bonds. The lack of a liquid market for these bonds could decrease the Fund's share price.
•	Issuer-Specific Risk: The value of a specific security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.

•      Leverage Risk: The use of leverage by the Fund, such as borrowing money to purchase securities or the use of options, will cause the Fund to incur additional expenses and magnify the Fund's gains or losses.

•      Management Risk: The Adviser's judgments about the investment expertise of each sub-adviser may prove to be inaccurate and may not produce the desired results. Each sub-adviser's judgments about the attractiveness, value and potential appreciation or depreciation of a particular security in which the Fund invests or sells short may prove to be inaccurate and may not produce the desired results. Investments made on the basis of fundamental analysis are subject to significant losses when market sentiment leads to investments’ market prices being materially discounted from the expected prices indicated by fundamental analysis (as in the case of “flights to quality” when the demand for valuing certain risky investments plummets) or when technical factors, such as price momentum encouraged by trend following, dominate the market. Fundamental analysis is inherently subject to the risk of not having identified all the relevant economic factors. A sub-adviser may use technical analysis (i.e., the analysis of historical and current market data into its investment decisions) only sparingly and as a means of selecting issuers for detailed fundamental analysis. Technical analysis posits that at any point in time the market price movements and patterns represent the collective judgments of likely millions of market participants and are the best source for predicting short- to mid-term price movements. This may be in direct contrast to a sub-adviser’s approach which posits that its analysis of the idiosyncratic factors affecting individual issuers will be able to identify material mispricings in the prevailing market prices. Periods during which technical factors dominate market pricing recur frequently. During such periods, the sub-adviser’s strategy may incur material losses despite having itself been successfully implemented. A sub-adviser’s focus on

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detailed fundamental analysis is resource-intensive. In seeking to identify investment opportunities for the Fund, a sub-adviser may be competing with other managers with resources many times greater than those of the sub-adviser.

•	Market Risk: Overall securities market risks may affect the value of individual instruments in which the Fund invests. Factors such as domestic and foreign economic growth and market conditions, interest rate levels, and political events affect the securities and derivatives markets. When the value of the Fund's investments goes down, your investment in the Fund decreases in value and you could lose money. While the investment strategies employed by the sub-advisers are intended to be complementary, they may not in fact be complementary.
•	Non-Diversification Risk: As a non-diversified fund, the Fund may invest more than 5% of its total assets in the securities of one or more issuers. The Fund's performance may be more sensitive to any single economic, business, political or regulatory occurrence than the value of shares of a diversified investment company.
•	Preferred Stock Risk: Typically, a rise in interest rates causes a decline in the value of preferred stock. Preferred stocks are also subject to credit and default risk, which is the possibility that an issuer of preferred stock will fail to make its dividend payments.
•	Short Selling and Short Position Risk: The Fund will engage in short selling and short position derivative activities, which are significantly different from the investment activities commonly associated with conservative stock funds. Positions in shorted securities and short position derivatives are speculative and more risky than "long" positions (purchases) because the cost of the replacement security or derivative is unknown. Therefore, the potential loss on an uncovered short is unlimited, whereas the potential loss on long positions is limited to the original purchase price. You should be aware that any strategy that includes selling securities short could suffer significant losses. Shorting will also result in higher transaction costs (such as interest and dividends), which reduce the Fund's return, and may result in higher taxes.
•	Financial Services Sector Investments Risk: The Fund may invest in financial services companies. The financial services industry is vulnerable to a number of factors, including: extensive government regulation, rapid business changes, general economic conditions, significant competition, and value fluctuations.
•	Small and Medium Capitalization Company Risk: Small and mid-sized companies may have limited product lines, markets or financial resources, and they may be dependent on a limited management group. Equities of smaller companies may be subject to more abrupt or erratic market movements than those of larger, more established companies or the market averages in general. Smaller-capitalization stocks are often more volatile and more illiquid than large-capitalization stocks.
•	High-Growth Company-Related Risks: The Fund may invest in high-growth companies, which may allocate, or may have allocated, greater than usual amounts to research and product development. The securities of these companies may experience above-average price movements associated with the perceived prospects of success of their research and development programs.
•	Turnover Risk: A higher portfolio turnover may result in higher transactional and brokerage costs.

•      Active and Frequent Trading Risk: Executing the strategies of a sub-adviser may from time to time require frequent trading by the Fund, resulting in substantial brokerage commissions and other transaction fees and expenses. Active and frequent trading may lead to a greater proportion of the Fund’s gains being treated for federal income tax purposes as short-term capital gains (which are generally taxable as ordinary income when distributed to shareholders) or may cause the Fund to distribute taxable income to its shareholders sooner than it would have distributed income if the investments were held for longer periods of time.

•      Reliance on Corporate Management and Financial Reporting Risk: A sub-adviser necessarily relies on the financial information made available by the issuers of the equities in which it invests. The sub-adviser has no ability to independently verify the financial information disseminated by the issuers in which it invests.

•      Trade Execution Risk: The Fund acquires a significant number of both long and short equity positions. The cost of doing so will be materially affected by the speed and efficiency of the Fund’s transactions. Inefficient executions can generate substantial transaction costs over time, possibly materially reducing the profitability of the Fund’s positions.

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•      Quantitative Model Risk: A sub-adviser may use quantitative methods to determine which issuers merit further research as a potential investment. As market dynamics shift over time, a previously highly successful model often becomes outdated or inaccurate. There can be no assurance that the sub-adviser will be successful in obtaining, developing and/or maintaining effective quantitative models or in identifying when such models are no longer effective (at least before substantial losses are incurred).

Performance

The bar chart and performance table below show the variability of the Fund's returns, which is some indication of the risks of investing in the Fund. The bar chart shows performance of the Fund's Class I shares for each full calendar year since the Fund's inception. The performance table compares the performance of the Fund's Class I, Class A, Class C, and Class N shares over time to the performance of a broad-based securities market index and one supplemental index. You should be aware that the Fund's past performance (before and after taxes) may not be an indication of how the Fund will perform in the future. Updated performance information will be available at no cost by visiting www.altegrismutualfunds.com or by calling 1-877-772-5838.

Performance Bar Chart For Calendar Years Ended December 31,

Best Quarter:	3/31/13	4.57%
Worst Quarter:	6/30/13	0.95%

The year-to-date return as of the most recent calendar quarter ended June 30, 2014 was 0.47%.

Performance Table

Average Annual Total Returns

(For the periods ended December 31, 2013)

	One Year	Since Inception (4/30/12)
Return before taxes – Class I Shares	12.25%	7.73%
Return after taxes on distributions – Class I Shares	9.65%	6.16%
Return after taxes on distributions and sale of Fund shares – Class I Shares	6.91%	5.20%
Return before taxes – Class A Shares	5.55%	3.75%
Return before taxes – Class C Shares*	1.83%	1.83%
Return before taxes – Class N Shares	11.96%	7.50%
HFRX Equity Hedge Index (1)	11.14%	11.83%
S&P 500® Index (2)	32.39%	20.87%

*Class C shares commenced operations on October 7, 2013.

(1) HFRX Equity Hedge Index, Equity Hedge strategies maintain positions both long and short in primarily equity and equity derivative securities. A wide variety of investment processes can be employed to arrive at an investment decision, including both quantitative and fundamental techniques; strategies can be broadly diversified or narrowly focused on specific sectors and can range broadly in terms of levels of net exposure, leverage employed, holding period, concentrations of market capitalizations and valuation ranges of typical portfolios. Equity Hedge managers would typically maintain at least 50%, and may in some cases be substantially entirely invested in equities, both long and short. Investors cannot invest directly in an index.

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(2) The S&P 500 Total Return Index is an unmanaged composite of 500 large capitalization companies and includes the reinvestment of dividends. This index is widely used by professional investors as a performance benchmark for large-cap stocks. Investors cannot invest directly in an index.

After-tax returns were calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs). After tax returns for the share classes which are not presented will vary from the after-tax returns of Class I shares.

Investment Adviser

Altegris Advisors, L.L.C.

Investment Adviser Co-Portfolio Managers

Robert J. Murphy, Senior Vice President and Deputy Chief Investment Officer of the Adviser, has served as lead Portfolio Manager to the Fund since November 2014. Eric Bundonis, Vice President and Director of Research and Sourcing of the Adviser, has been a Portfolio Manager to the Fund since November 2014.

Sub-Advisers

Harvest Capital Strategies, LLC; Visium Asset Management, LP; Chilton Investment Company, LLC; and Sterling Ridge Capital Management LP each serve as a sub-adviser to the Fund.

Sub-Adviser Portfolio Managers

Each of the following persons (unless otherwise noted) has served the Fund as a sub-adviser Portfolio Manager to the Fund since it commenced operations in 2012.

Harvest Capital Strategies, LLC

•	Don Destino, Managing Director
•	Kelly Wiesbrock, Managing Director

Visium Asset Management, LP

•	Robert Kim, Portfolio Manager and Director of Research

Chilton Investment Company, LLC

•	Richard L. Chilton, Jr., Chief Executive Officer and Chief Investment Officer effective July 2013.

Sterling Ridge Capital Management LP

•	Richard Schimel, Chief Investment Officer effective March 2015.

Purchase and Sale of Fund Shares

You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open for trading by written request, telephone, www.altegrismutualfunds.com, or through your broker. Redemptions will be paid by automated clearing house funds ("ACH"), check or wire transfer. The Fund or its Adviser may waive any of the minimum initial and subsequent investment amounts.

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Class	Minimum Investment
	Initial	Subsequent
A	$2,500	$250
C	$5,000	$250
I	$1,000,000	$250
N	$2,500	$250

Tax Information

Dividend and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-deferred plan such as an IRA or 401(k) plan. However, these dividend and capital gain distributions may be taxable upon their eventual withdrawal from tax-deferred plans.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

ADDITIONAL INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS

Investment Objectives

The Fund seeks to achieve long-term capital appreciation with moderate correlation to major equity market indices and to achieve this objective with less volatility than major equity market indices. The Fund's investment objective and its 80% investment policy may be changed without shareholder approval by the Fund's Board of Trustees upon 60 days’ written notice to shareholders.

Adviser's Investment Process

The Adviser's investment process consists of five primary stages: (1) asset allocation; (2) sourcing; (3) evaluating investment managers; (4) portfolio construction; and (5) ongoing investment monitoring, risk management and reallocation. The Adviser's investment process includes what the Adviser believes, with confidence, is a rigorous methodology for sourcing, evaluating and qualifying prospective equity long short investment manager candidates for selection to serve as sub-advisers of the Fund. This process is coordinated in conjunction with the Adviser's procedures within asset allocation and portfolio construction. Once an investment manager has been engaged as a sub-adviser to the Fund and begins managing a portion of the assets in the Fund's portfolio, the Adviser performs extensive ongoing monitoring to assess performance, identify potential style drift, and evaluate core components of risk management. A summary of the Adviser's process is as follows:

ASSET ALLOCATION	• Analysis of top down and bottom-up factors affecting asset class • Determine Equity Long Short sub-strategy weightings
SOURCING	• Analyze investment managers that represent asset class and sub-strategies • Initial investment and operational reviews

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EVALUATING	• Rigorous due diligence - Document collection and review - Investment due diligence - Operational due diligence
PORTFOLIO CONSTRUCTION	• Select and engage sub-advisers from among qualified prospective investment and • Quantitative portfolio optimization • Qualitative assessment
MONITORING, RISK MANAGEMENT & REALLOCATION

•   Ongoing monitoring of sub-adviser and portfolio investment managers

•   Assess investment results of sub-advisers by assessing:

-     Returns

-     Standard deviations

-     Performance attribution

-     Style drift

-     Correlation changes

-     Counterparty and/or issuer credit quality

-     Management changes

•   Rebalance between sub-adviser strategies and/or reallocate to new sub-advisers

Asset Allocation: The Adviser opportunistically determines the relevant equity long short sub-strategies that should comprise the portfolio within an asset allocation framework. To determine recommended sub-strategy ranges, the process incorporates a combination of top-down and bottom-up analysis that includes quantitative and qualitative factors. The experience of the Adviser is critical in determining the qualitative rationale of relevant drivers for sub-strategies.

Sourcing: The next step in the equity long short strategy investment process is the sourcing of investment managers as prospective sub-advisers from the large and growing universe of equity long short managers. The sourcing of sub-advisers is derived from years of alternative industry experience of the Portfolio Co-Managers and the Adviser's management. The Adviser's network of relationships with investment professionals plays an important role. Specific sources can include alternative investment managers, traders, research analysts, other industry contacts and existing investment manager relationships. Other resources include proprietary and public databases and prime brokers. Once the Adviser has identified investment managers that are of initial interest as candidates for potential engagement as sub-advisers, these managers are presented to an Investment Committee composed of the Adviser's Portfolio Managers and key members from the Adviser's research group and management of the Adviser and its affiliates. The Investment Committee reviews the initial due diligence of the prospective sub-advisers performed by the research group to determine which of these initially-reviewed investment managers advance for further evaluation as candidates for engagement as sub-advisers in the next stage of review.

Evaluating: For prospective sub-adviser candidates that advance from the initial review process, the Adviser performs a rigorous due diligence process. In addition to qualitative discussions with the sub-Advisers and their respective portfolio managers as well as quantitative analysis of the investment strategies performed during the initial review process, the Adviser conducts further reviews that include (1) documentation collection and review, (2) investment due diligence and (3) operational due diligence.

The list of documentation required and reviewed by the Adviser is lengthy. However, as each investment is unique, not all documentation is required for Investment Committee approval, nor are all documents requested applicable to or available from each prospective sub-adviser candidate. Requested documentation typically encompasses offering or promotional materials for other funds or accounts advised by the sub-adviser candidate pursuant to the same or a similar strategy to that under evaluation by the Adviser, reporting and annual audits for such other funds or accounts, a due diligence questionnaire, investor communications and other materials. The investment and operational due diligence process includes one or more onsite manager visits and multiple interviews, quantitative analysis, background checks and review of the investment strategy, process and risk management as well as business management issues. While due diligence varies across investment managers and investment strategies, the process includes detailed analysis into the investment and operational foundation of a prospective sub-Adviser candidate. Among the specifics reviewed by the Adviser are:

1.	Ability of the manager to generate returns within specific risk parameters;
2.	Stability of manager's investment process and its ability to sustain return;
3.	Expertise of the manager's firm and its employees;
4.	Differentiating factors that give the manager an investment edge;
5.	Infrastructure of the manager's firm from research to trading to operations;
6.	The manager's risk control procedures, both from a business and investment standpoint; and
7.	The manager's overall business organization.

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After numerous contact points, all investment manager information for prospective sub-adviser candidates is documented within a formal report for review and subject to final approval by the Investment Committee.

Portfolio Construction: Investment managers and investment strategies approved by the Investment Committee, within predefined sub-strategies or manager styles, are then available for possible engagement by the Fund as sub-advisers. The construction process includes a combination of quantitative review, along with a qualitative assessment of each prospective sub-adviser and its respective portfolio management personnel.

Monitoring, Risk Management and Reallocation: Upon engagement as sub-adviser to the Fund, tracking and monitoring is a critical component of the Adviser's approach to maintaining a portfolio designed to capture returns related to manager skill beyond available market beta. The Adviser's research staff and Portfolio Managers closely monitor the investment results for each sub-adviser. From a risk management perspective, the Adviser will review underlying daily portfolio holdings and their associated statistical risk at both a total portfolio level and from an individual sub-adviser standpoint. On an ongoing basis, the Adviser performs quantitative analyses of performance against predefined parameters, looking for unexplained variances, including any material sub-adviser portfolio management changes in business or investment strategy (style drift), material changes in operations, service providers and key personnel as well as any other piece of information that may cause the Adviser to re-evaluate a particular sub-adviser. Additionally, the Adviser monitors each sub-adviser's volatility relative to historical performance and benchmarks, trading frequency, changes in the management and changes in correlation among the returns of the various equity long short sub-strategies used by the Fund. The Adviser may, based on market conditions and its assessment of various quantitative and qualitative factors, opportunistically reallocate Fund assets among other sub-advisers approved by the Investment Committee.

Generally, the Adviser's investment process narrows the universe of potential investment managers through a rigorous screening and assessment process that includes the quantitative and qualitative information regarding prospective investment strategies deployed. The Adviser expects to allocate the Fund's assets to sub-advisers that represent a diversified portfolio. However, asset allocation will vary by sector and sub-strategy. The Fund's investment portfolio is rebalanced among existing or additional approved sub-advisers as a result of the Adviser's asset allocation, sourcing, evaluating, portfolio construction and monitoring policies.

Sub-Advisers

The Fund's Adviser selects and delegates management of the portfolio to multiple sub-advisers. The Adviser determines the various percentages of the Fund's assets to be allocated among each of the sub-advisers and retains the ability to override the sub-adviser's selection of securities if it believes an investment or allocation is not consistent with the Fund's investment guidelines. The Adviser is also responsible for ongoing performance evaluation and monitoring of the sub-advisers. The Adviser, on behalf of itself and on behalf of the Fund and other funds it advises or may advise in the future that are each a series of Northern Lights Fund Trust, was granted an exemptive order from the SEC that permits the Adviser, with Board of Trustees’ approval, to enter into or amend sub-advisory agreements with sub-advisers without obtaining shareholder approval. Shareholders will be notified within 90 days of the engagement of an additional sub-adviser or sub-advisers to manage a portion of the Fund's portfolio.

The equity long short strategies employed by the sub-advisers are generally designed to profit by investing in the securities of companies believed to be undervalued or which offer high growth opportunities while also selling short the securities of companies believed to be overvalued or which are expected to experience declining growth. In determining which securities to hold long and which securities to sell short, the sub-advisers may employ a variety of techniques, including fundamental, quantitative, and technical analyses. The sub-advisers sell securities (or buy back short positions) when a target price is reached, an investment parameter or limit relative to a specific strategy is implicated, an investment's fundamentals have changed or when more attractive investments are identified. The sub-advisers may also attempt to manage overall market exposure by varying the ratio of securities they hold long versus those sold short.

While each sub-adviser is subject to the oversight of the Adviser, the Adviser will not attempt to coordinate or manage the day-to-day investments of the sub-advisers. Each sub-adviser has discretion to invest the portion of the Fund's assets allocated to it by the Adviser as it deems appropriate, based on its particular philosophy, style, strategies and views.

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Principal Investment Strategies

Sub-Advisers & Strategies

Harvest Capital Strategies LLC ("Harvest")

Harvest's investment team focuses on performing fundamental, bottom-up research on companies in a variety of industry sectors, including, agriculture/consumer and financials, and seeks to identify those securities that it believes are over- or under-valued by a significant margin. Harvest also focuses on purely opportunistic investments without regard to sector or industry. This proprietary research effort generally focuses on U.S. publicly traded securities, but can also include securities of privately held companies, and may also have some exposure to foreign equity markets. It can also involve securities of companies with varying market capitalization. Harvest's fundamental research process begins by examining a wide variety of publicly available information, including annual reports, public filings, proxies and press announcements. The research includes speaking with Wall Street analysts in order to assess market sentiment, as well as utilizing a variety of market data and research services such as Bloomberg, Factset, Capital IQ, and ThompsonReuters. Members of the Harvest investment team also leverage their own expertise and experience as part of this analytical process.

The Fund expects to employ Harvest's Agricultural/Consumer and Financials sub-strategies described below.

Harvest Agriculture/Consumer Sub-Strategy

Harvest will focus broadly on agriculture-related securities, where Harvest has considerable experience and industry relationships, including inputs, production, processing and distribution, capturing the entire food-production spectrum from the farmland to dessert at dinner. Harvest will also invest in companies in which it detects an agribusiness trend or theme as the driver to an investment thesis.

Harvest employs a research and investment process that is fundamentally driven. Harvest expects that the agricultural/consumer sub-strategy returns will be generated largely as a result of its ability to select securities for holding long and short. Harvest anticipates focusing its research efforts on a limited number of companies’ agribusiness sub-sectors and will seek to gain superior information through in-depth analysis permitted by the limited focus. Investment themes can generate multiple investment ideas, and market events, whether positive or negative, can have varying impacts (positive or negative) on multiple companies. These themes, once identified, can often be leveraged across several investment opportunities.

Harvest will typically analyze historical cash flow, balance sheet and income statement information, and projected financial statements for each company in which it invests in its implementation of the agriculture/consumer sub-strategy. This analysis is intended to provide insight as to drivers of financial performance and allow more accurate predictions of future financial performance in relation to expectations. Portfolio investments in companies are anticipated to include the following general categories: (i) companies with earnings growth at reasonable rates and relatively attractive valuations; (ii) companies inexpensively valued or overlooked by the market, with improving business trends that may serve as a catalyst to unlock value and (iii) companies in significant transition that present special situations (e.g. bankruptcy, restructuring or other activities not within typical investment theses).

The agriculture/consumer sub-strategy assets will be somewhat focused, and therefore maximum position sizing will be an important risk management tool. The initial purchase of each long position will generally constitute less than 10% of the sub-strategy's asset value, and the initial purchase of each short position will generally not exceed 4% of the sub-strategy's asset value, measured in each case at the time of purchase. Harvest's determinations regarding position size will take into consideration the following factors: conviction/visibility of Harvest's investment thesis, the liquidity of the security, potential catalyst timing and the magnitude of the expected return on investment.

Harvest Financials Sub-Strategy

Harvest seeks to generate above-average absolute returns with below-average market risk, primarily by exploiting inefficiently valued securities in select companies within the financial services industry where the principals of Harvest have significant experience and industry relationships.

Harvest generally does not intend to make investments in any single company that would exceed 10% of the financials sub-strategy assets (measured at the time of investment), but will consider both smaller and larger investments. As a result, the financials sub-strategy assets could have material short positions in both larger and smaller market capitalization companies on which it hopes to make an above-

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average risk-adjusted return. These short positions can also serve as a macro hedge against stock market risk associated with long positions, although the financials sub-strategy assets are not actively managed to seek to fully eliminate stock market risk.

The investment environment over the past few years has caused a material consolidation of Wall Street firms focused on smaller market capitalization firms. Harvest believes that this consolidation of Wall Street research efforts has limited the ability of many market participants to gain access to research that would allow them to fully understand the value drivers in many small and mid-cap companies, and that this situation creates material advantages for investors who have long experience in specific industry sectors. Harvest believes its experience in sourcing proprietary investment opportunities, in efficiently evaluating the merit of these investments, and if necessary, in structuring innovative transactions and implementing creative disposition strategies provides a competitive advantage in investing in its targeted industries. Based on its knowledge of the industry, Harvest believes the following factors are primary considerations in evaluating investment opportunities in the financials sub-strategy: (i) identifying stocks seemingly mispriced due to current market conditions, and where Harvest believes the occurrence of an event or catalyst within 6- to 12-month period could result in a more efficient valuation of the security; (ii) identifying industry winners and losers over a forward two- to three-year horizon and making focused investments in the equity securities of those companies.

Visium Asset Management, LP ("Visium")

Visium pursues equity long short trading strategies across all sectors, primarily in U.S. mid- and large-cap company stocks. By trading across multiple industry sectors, Visium seeks to maintain low correlations between positions and minimize negative periods of performance while remaining positioned to take advantage of new ideas and misunderstood stories. The portfolio management team employs a bottom-up investment approach, starting with the generation of ideas at the company level. If an attractive investment thesis is tentatively identified, the team conducts additional research to test its suitability for the portfolio. An important factor in this assessment is the extent to which Visium brings a meaningful competitive advantage to the investment opportunity. Moving beyond the company level, Visium turns to analyze the industry in which the company competes, evaluating factors such as the possible impact of economic downturns, and long-term growth prospects. The portfolio management team also examines the company’s competitive position and its status as a "best-in-class" or laggard performer in the industry. In the final stages of the pre-trade investment process, the team performs deeper intrinsic value analysis to better understand dynamics such as cash flow and assess whether the candidate for investment may present a value and/or growth opportunity.

The investment process continues unabated after a trade is executed. Visium analysts track major catalysts as they follow the companies they cover. Its trading desk cultivates information flow with the investment community. Visium believes these relationships facilitate the ongoing assessment of market dynamics, the active management of positions, the exploitation of mispricings as they occur and the control of market risk.

The sizing of positions is oriented toward the best ideas whose concentrations may be significant, depending on market conditions, liquidity, and conviction level. Long and short trades are expected to generate positive returns; moreover, the investment team may purchase or sell ETFs or equity indices to hedge risk, enhance returns and maintain desired risk exposures. Aside from U.S. mid- and large-cap company stocks, a small portion of the portfolio (generally 5% to 10%) may be invested in municipal and corporate bonds. Generally, over 80% of the net asset value of the assets which Visium manages will be invested in U.S.-based issuers.

Chilton Investment Company, LLC (“Chilton”)

Chilton’s investment approach aims to consistently produce returns with less risk than that of the overall market by focusing on identifying the best business models. Once identified, Chilton employs a growth at a reasonable price (aka GARP) strategy that focuses on investing long in good business models at attractive entry points. The strategy will seek to manage net market exposure by shorting ETF securities. Chilton’s long-short equity investment objectives embody a long-term investment philosophy that seeks (i) capital appreciation in rising markets and capital preservation in declining markets, (ii) to capitalize on early identification of changes or trends in equity markets and (iii) consistent returns with controlled volatility.

Chilton will deploy on behalf of the Fund an investment strategy focused on capturing fundamental value. The strategy invests generally in equity securities of companies located in the U.S., although a portion of the assets may be invested globally in non-U.S. securities. The strategy is managed by Richard L. Chilton, Jr. and is typically diversified across sectors and market capitalizations, with allocations dependent on opportunities identified through the fundamental, bottom-up research process. Through this process, Chilton believes that superior investment returns can be achieved by capitalizing on the early identification of changes that take place within stock markets, industry groups and individual companies. While macro business conditions, the state of the economy and the level of inflation and interest rates are important, the strategy concentrates on identifying companies with highly dynamic earnings prospects

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before they are fully recognized in the marketplace. In addition to the GARP strategy, Chilton also seeks to identify certain special situation investments in companies undergoing changes that enhance their business prospects but that are not yet reflected in their stock market valuations. In addition, the Fund’s investments may include investments in “unseasoned” as well as mature companies. In searching out investment candidates, Chilton is flexible, opportunistic and value-conscious. Chilton believes that its investment selection skills will, over time, provide favorable returns in comparison to broad market indices on an inflation-adjusted basis.

Sterling Ridge Capital Management LP ("Sterling Ridge")

Sterling Ridge’s investment approach aims to generate attractive absolute returns through a range of market cycles, focusing on trading in the liquid global equity markets. Sterling Ridge seeks to generate returns by identifying securities which Sterling Ridge believes may be mispriced and/or are likely to become involved in a “re-rating,” in which the market prices move towards a level consistent with the fundamentals as analyzed by Sterling Ridge. Sterling Ridge’s investment strategy is focused primarily on single name stock picking as well as thematic exposure to groups of stocks and active risk-management around the foregoing on both the long and short sides.

Sterling Ridge utilizes a fundamental research process that analyzes company fundamentals (e.g., asset valuation, quality of management, likely catalysts and/or innovative products), as well as industry dynamics (e.g., stage of business cycle, margin trends, demand-supply profiles and competitive pressures). Sterling Ridge’s investment approach focuses on fundamental research and investing with the objective of generating returns from projected stock events generally occurring within approximately three to 12 months of the initial investment. The Sterling Ridge model involves capital allocations among different market sectors in an effort both: (i) to reduce risk by allocating away from sectors perceived by Sterling Ridge as excessively volatile and/or uncertain and (ii) to bias the portfolio towards those sectors expected to outperform in the near- to mid-term and concerning which Sterling Ridge has the highest level of conviction. This allocation process is combined with guidelines intended to approximately limit the strategy’s maximum net and gross exposure, as well as concentration in any single issuer or group of related issuers. Risk management, including an emphasis on the dynamic allocation and reallocation of capital among market sectors (appropriately controlled overall net and gross market exposures, as well as general guidelines on drawdowns and position concentration), is a principal component of the Sterling Ridge investment approach.

Sterling Ridge focuses primarily on the U.S. equity markets, but may also include a significant exposure to non-U.S. equities. Sterling Ridge expects to invest in a number of market sectors, with exposures likely being in financials, consumer, technology, media and telecom, and sectors that may be sensitive to economic cycles. Sterling Ridge focuses on large- and mid-capitalization, liquid stocks, but may from time to time also invest a significant portion in the less liquid stocks of smaller capitalization companies. Sterling Ridge may from time to time trade opportunistically in other financial instruments and may make long and short trades. Sterling Ridge may invest in equity securities issued in public offerings — both initial and secondary public offerings. Sterling Ridge may, but is under no obligation to hedge its positions.

Principal Investment Risks

•	Allocation Risk: The Fund’s investment performance depends, in part, upon how its assets are allocated and reallocated by the Adviser. If the Fund’s exposure to equities and fixed income securities, or to different asset classes, deviates from the Adviser’s intended allocation, or if the Fund’s allocation is not optimal for market conditions at a given time, the Fund’s performance may suffer.
•	Credit Risk: There is a risk that issuers will not make payments on securities held by the Fund, resulting in losses to the Fund. In addition, the credit quality of securities held by the Fund may be lowered if an issuer's financial condition changes. Lower credit quality may lead to greater volatility in the price of a security and in shares of the Fund. Lower credit quality also may affect liquidity and make it difficult for the Fund to sell the security. Default, or the market's perception that an issuer is likely to default, could reduce the value and liquidity of securities held by the Fund, thereby reducing the value of your investment in Fund shares. In addition, default may cause the Fund to incur expenses in seeking recovery of principal or interest on its portfolio holdings.
•	Derivatives Risk: The Fund may use derivatives (including swaps, options and futures) to enhance returns or hedge against market declines. The Fund's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include: (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Derivative prices are highly volatile and may fluctuate substantially during a short period of time. Such prices are influenced by numerous factors that affect the markets, including, but not limited to: changing supply and demand relationships;

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government programs and policies; national and international political and economic events; changes in interest rates; inflation and deflation and changes in supply and demand relationships. Trading derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities including:

-      Leverage and Volatility Risk: Derivative contracts ordinarily have leverage inherent in their terms. The low margin deposits normally required in trading derivatives, including futures contracts, permit a high degree of leverage. Accordingly, a relatively small price movement may result in an immediate and substantial loss to the Fund. The use of leverage may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations or to meet collateral segregation requirements. The use of leveraged derivatives can magnify the Fund's potential for gain or loss and, therefore, amplify the effects of market volatility on the Fund's share price. Valuation may be more difficult in times of market turmoil since many investors and market makers may be reluctant to purchase complex instruments or quote prices for them.

-      Liquidity Risk: Although it is anticipated that the derivatives traded by the Fund will be actively traded, it is possible that particular investments might be difficult to purchase or sell, possibly preventing the Fund from executing positions at an advantageous time or price, or possibly requiring them to dispose of other investments at unfavorable times or prices in order to satisfy their obligations. Certain derivatives, such as futures, can become illiquid due to exchange-imposed price fluctuation limits.

-      Risk of Options and Futures: The primary risks associated with the use of options and futures contracts are (a) the imperfect correlation between the change in market value of the instruments held by a Fund and the price of the futures contract or option; (b) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the Adviser’s or sub-adviser’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; and (e) the possibility that the counterparty will default in the performance of its obligations. Because option premiums paid or received by the Fund are small in relation to the market value of the investments underlying the options, buying and selling put and call options can be more speculative than investing directly in securities.

-      Hedging Risks: Although derivative instruments may be used to offset or hedge against losses on an opposite position, such hedges can also potentially offset any gains on the opposite position. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the Fund’s hedging transactions will be effective. The Fund may also be exposed to the risk it may be required to segregate assets or enter into offsetting positions in connection with investments in derivatives, but such segregation will not limit the Fund's exposure to loss. The Fund may also incur risk with respect to the segregated assets to the extent that, but for the applicable segregation requirement in connection with its investments in derivatives, the Fund would sell the segregated assets.

-      Tax Risk: The federal income tax treatment of a derivative may not be as favorable as a direct investment in an underlying asset and may adversely affect the timing, character and amount of income the Fund realizes from its investments. As a result, a larger portion of the Fund’s distributions may be treated as ordinary income rather than capital gains. In addition, certain derivatives are subject to mark-to-market or straddle provisions of the Internal Revenue Code of 1986, as amended (the “Code”). If such provisions are applicable, there could be an increase (or decrease) in the amount of taxable dividends paid by the Fund. In addition, the tax treatment of certain derivatives, such as swaps, is unsettled and be subject to future legislature, regulation or administrative pronouncements issued by the Code.

•	Equity Securities Risk: The Fund will invest primarily in equity securities, including common stock which is susceptible to general stock market fluctuations, and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. The equity markets are speculative and highly issuer-specific. Mismanagement or misconduct by corporate offices can cause the complete loss of an equity investment, and the equity markets may be particularly susceptible to subjective investment factors and market sentiment. An equity security, or stock, represents a proportionate share of the ownership of a company; its value is based on the success of the company's business, any income paid to stockholders, the value of its assets and general market conditions. Common stocks and preferred stocks are examples of equity securities. While both represent proportional share ownership of a company, preferred stocks often pay dividends at a specific rate and have a preference over common stocks in dividend payments and liquidation of assets.
-	Convertible Bond Risk: Convertible bonds are hybrid securities that have characteristics of both bonds and common stocks and are subject to debt security risk and conversion value-related equity risk. Convertible bonds are similar to other fixed-income securities because they usually pay a fixed interest rate and are obligated to repay principal on a given date in the

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future. The market value of fixed-income securities tends to decline as interest rates increase. Convertible bonds are particularly sensitive to changes in interest rates when their conversion to equity feature is small relative to the interest and principal value of the bond. Convertible issuers may not be able to make principal and interest payments on the bond as they become due. Convertible bonds may also be subject to prepayment or redemption risk. If a convertible bond held by the Fund is called for redemption, the Fund will be required to surrender the security for redemption, convert it into the issuing company's common stock or cash at a time that may be unfavorable to the Fund. Convertible securities have characteristics similar to common stocks especially when their conversion value is greater than the interest and principal value of the bond. The price of equity securities may rise or fall because of economic or political changes. Stock prices in general may decline over short or even extended periods of time. Market prices of equity securities in broad market segments may be adversely affected by a prominent issuer having experienced losses or by the lack of earnings or such an issuer's failure to meet the market's expectations with respect to new products or services, or even by factors wholly unrelated to the value or condition of the issuer, such as changes in interest rates. When a convertible bond's value is more closely tied to its conversion to stock feature, it is sensitive to the underlying stock's price.

-	Warrants and Rights Risk: The Fund may invest a portion of its assets in warrants and rights, which gives holders a right to purchase at any time during a specified period a predetermined number of shares of common stock at a fixed price. Unlike convertible debt securities or preferred stock, warrants and rights do not pay a fixed coupon or dividend. Investments in warrants and rights involve certain risks, including the possible lack of liquidity, potential price fluctuations as a result of speculation or other factors, and failure of the price of the underlying stock to reach or have reasonable prospects of reaching a level at which the warrant or right can be prudently exercised (in which event the warrant or right may expire without being exercised, resulting in a loss of the Fund's entire investment).
-	Restricted Securities Risk: Rule 144A securities, which are restricted securities, may not be readily marketable in broad public markets. A Rule 144A restricted security carries the risk that the Fund may not be able to sell a security when the portfolio manager considers it desirable to do so and/or may have to sell the security at a lower price. In addition, transaction costs may be higher for Rule 144A securities than for more liquid securities. Although there is a substantial institutional market for Rule 144A securities, it is not possible to predict exactly how the market for Rule 144A securities will develop. A restricted security that when purchased was liquid in the institutional markets may subsequently become illiquid.
•	Foreign Investment Risk: Foreign investing involves risks not typically associated with U.S. investments, including adverse fluctuations in foreign currency values, adverse political, social and economic developments, less liquidity, greater volatility, less developed or less efficient trading markets, political instability and differing auditing and legal standards.
o	Special Risks of Developing and Emerging Markets: The economies of developing or emerging market countries may be more dependent on relatively few industries that may be highly vulnerable to local and global changes. The governments of developing and emerging market countries may also be more unstable than the governments of more developed countries and those countries are more likely to experience instability resulting from rapid changes or developments in social, political and economic conditions. These countries generally have less developed securities markets or exchanges, and less developed legal and accounting systems. Securities may be more difficult to sell at an acceptable price and may be more volatile than securities in countries with more mature markets. The value of developing or emerging market currencies may fluctuate more than the currencies of countries with more mature markets. Investments in developing or emerging market countries may be subject to greater risks of government restrictions, including confiscatory taxation, expropriation or nationalization of a company's assets, restrictions on foreign ownership of local companies and restrictions on withdrawing assets from the country. Investments in securities of issuers in developing or emerging market countries may be considered speculative.
•	High Yield or Junk Bond Risk: Lower-quality convertible debt securities, known as "high yield" or "junk" bonds, present greater risk than bonds of higher quality, including an increased risk of default. An economic downturn or period of rising interest rates could adversely affect the market for these bonds and reduce the Fund's ability to sell its bonds. The lack of a liquid market for these bonds could decrease the Fund's share price.
•	Issuer-Specific Risk: The value of a specific security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. The value of securities of smaller issuers can be more volatile than those of larger issuers. The value of certain types of securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments. For example, technology companies are often characterized by above-average growth rates combined with rapid technological change and intense competition, causing their valuation to be difficult to predict and their stocks significantly more volatile than the overall equities markets.

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•	Leverage Risk: Using borrowing or derivatives to increase the Fund's combined long and short position exposure creates leverage, which can amplify the effects of market volatility on the Fund's share price and make the Fund's returns more volatile. The use of leverage may cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. The use of leverage also may cause the Fund to have higher expenses than those of mutual funds that do not use leverage.
•	Management Risk: The Adviser's and sub-advisers' judgments about the attractiveness, value and potential appreciation of particular asset classes and securities in which the Fund invests may prove to be incorrect and may not produce the desired results. Additionally, the Adviser's judgments about the potential performance of the sub-advisers may also prove incorrect and may not produce the desired results. There can be no assurance that either the sub-advisers selected by the adviser or the securities selected by the sub-advisers will produce positive returns. While the investment strategies employed by the sub-advisers are intended to be complementary, they may not in fact by complementary. The interplay of the various strategies employed by the sub-advisers may result in the Fund holding a significant amount of certain types of securities. The degree of correlation among the investment strategies of the sub-advisers and the market as a whole will vary as a result of market conditions and other factors, and certain sub-advisers could have a greater degree of correlation with each other and with the market than other sub-advisers.
o	Fundamental Analysis Risk: Fundamental analysis — which is based on the theory that market mispricings exist because market prices do not incorporate all knowable economic and other relevant data is subject to the risk of inaccurate or incomplete market information, as well as the difficulty of predicting future prices based upon analysis of all known information. Investments made on the basis of fundamental analysis are subject to significant losses when market sentiment leads to investments’ market prices being materially discounted from the expected prices indicated by fundamental analysis (as in the case of “flights to quality” when the demand for valuing certain risky investments plummets) or when technical factors, such as price momentum encouraged by trend following, dominate the market. Fundamental analysis is inherently subject to the risk of not having identified all the relevant economic factors. This risk may be exacerbated by the difficulty of even being aware of all relevant idiosyncratic factors (there may, for example, be dissension among management, illness of one or more key persons, or inaccurate accounting procedures, none of which is within the scope of the universe of data). Also, the macro-economic factors considered by a sub-adviser are difficult to evaluate or implement even by those traders who base their strategies on doing so. Fundamental analysis is also inherently subject to the unpredictable duration of periods during which market prices and “true value” as determined by such analysis will change. A sub-adviser may be entirely correct in its analysis of the idiosyncratic factors affecting the price of a stock, but the market may not reflect “true value” during the period that the sub-adviser determines a position in such stock can be held. Although a sub-adviser’s conviction in a particular position factors into the sub-adviser’s analysis of a likely “event path” through which value will be realized, there can be no assurance that the sub-adviser will correctly identify such “exit strategy” or “event path.”
o	Limited Use of Technical Analysis Risk: A sub-adviser may use technical analysis (i.e., the analysis of historical and current market data into its investment decisions) only sparingly and as a means of selecting issuers for detailed fundamental analysis. Technical analysis posits that at any point in time the market price movements and patterns represent the collective judgments of likely millions of market participants and are the best source for predicting short- to mid-term price movements. This may be in direct contrast to a sub-adviser’s approach which posits that its analysis of the idiosyncratic factors affecting individual issuers will be able to identify material mispricings in the prevailing market prices. Periods during which technical factors dominate market pricing recur frequently. During such periods, the sub-adviser’s strategy may incur material losses despite having itself been successfully implemented.
o	Resource-Intensive Strategy Risk: A sub-adviser’s focus on detailed fundamental analysis is resource-intensive. In seeking to identify investment opportunities for the Fund, a sub-adviser may be competing with other managers with resources many times greater than those of the sub-adviser.
•	Market Risk: The net asset value of the Fund will fluctuate based on changes in the value of the securities and derivatives in which the Fund invests. The Fund invests in securities and derivatives, which may be more volatile and carry more risk than some other forms of investment. The price of securities and derivatives may rise or fall because of economic or political changes. Security and derivative prices in general may decline over short or even extended periods of time. Market prices of securities and derivatives in broad market segments may be adversely affected by price trends in commodities, interest rates, exchange rates or other factors wholly unrelated to the value or condition of an issuer.

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•      Non-Diversification Risk: As a non-diversified fund, the Fund may invest more than 5% of its total assets in the securities of one or more issuers. The Fund may also invest in ETFs and investment companies that are non-diversified. Because a relatively high percentage of the assets of the Fund may be invested in the securities of a limited number of issuers, the value of shares of the Fund may be more sensitive to any single economic, business, political or regulatory occurrence than the value of shares of a diversified investment company. This fluctuation, if significant, may affect the performance of the Fund.

•	Preferred Stock Risk: The value of preferred stocks will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of preferred stock. Preferred stocks are also subject to credit risk, which is the possibility that an issuer of preferred stock will fail to make its dividend payments. Preferred stock prices tend to move more slowly upwards than common stock prices.
•	Short Selling and Short Position Risk: A short sale is effected by selling a security that the Fund does not own, or selling a security which the Fund owns but that it does not deliver upon consummation of the sale. In order to initiate a “short” sale, a seller must “locate” a source from which the seller can borrow the securities to be sold short and, in order to make delivery to the buyer of a security sold short, the seller must borrow the security. In so doing, the seller incurs the obligation to replace that security, whatever its price may be, at the time it is required to deliver it to the lender. The Fund's long positions could decline in value at the same time that the value of short positions increase, thereby increasing the Fund's overall potential for loss. If the Fund sells a security short and subsequently has to buy the security back at a higher price, the Fund will lose money on the transaction. In contrast to the Fund's long positions, for which the risk of loss is typically limited to the amount invested, the potential loss on short positions is theoretically higher. However, the Fund will be in compliance with Section 18(f) of the 1940 Act, to ensure that a Fund shareholder will not lose more than the amount invested in the Fund. The use of short sales, which has the effect of leveraging the Fund, could increase the exposure of the Fund to the market, increase losses and increase the volatility of returns. Market factors may prevent the Fund from closing out a short position at the most desirable time or at a favorable price. “Short squeezes” are recurrent market events in which certain traders drive up the price and attempt to acquire a substantial percentage of the trading market in a stock, forcing the short sellers to incur major losses in closing out their short positions. A lender may request that borrowed securities be returned to it on short notice, and the Fund may have to buy the borrowed securities at an unfavorable price. If this occurs at the same that other short sellers of the same security also want to close out their positions, it is more likely that the Fund will have to cover its short sale at an unfavorable price and potentially reduce or eliminate any gain, or cause a loss, as a result of the short sale. When the Fund sells a security, the Fund must also pay to the lender of the security any dividends or interest payable on the security during the borrowing period and may have to pay a premium for the right to borrow the security. This obligation must, unless the Fund then owns or has the right to obtain, without payment, securities identical to those sold short — which the Fund will generally not do — be collateralized by a deposit of cash or marketable securities with the lender. From time to time, various regulatory authorities have imposed “short-selling bans” in selected securities (often, however, a wide population of securities), making it difficult if not impossible to continue to implement certain long-short (as well as other) equity strategies.
•	Financial Services Sector Investments Risk: The Fund may invest in financial services companies. The financial services industry is vulnerable to a number of factors, including: extensive government regulation, rapid business changes, general economic conditions, significant competition, and value fluctuations. For example, many financial services companies suffered substantial losses as a result of the events of 2007–2009 due to heavy losses in proprietary trading. The ongoing volatility in the credit and other market sectors since 2009 continues to pose significant financial challenges and risks to financial services companies. Extensive and changing governmental regulation of financial services companies can, among other things, both increase costs and make it difficult to pass the increased costs on to consumers. Far-reaching revisions to the regulation of the financial services industry have recently been adopted in the Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank”) which could further affect the profitability of companies in that sector. On the other hand, in certain cases, deregulation of financial services companies has resulted in increased competition and reduced profitability. Investing in the financial services sector may expose the Fund to systemic risk in the financial system. Moreover, the prices of stocks and bonds issued by many financial services companies have historically been more closely correlated with changes in interest rates than the prices of other stocks.
•	Small and Medium Capitalization Company Risk: The value of small or medium capitalization company securities may be subject to more abrupt or erratic market movements than those of larger, more established companies or the market in general. These companies may have narrower markets, limited product lines, fewer financial resources, and they may be dependent on a limited management group. Investing in lesser-known, small and medium capitalization companies involves greater risk of volatility of the Fund's net asset value than is customarily associated with larger, more established companies.

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•	High-Growth Company-Related Risks: The Fund may invest in high-growth companies, which may allocate, or may have allocated, greater than usual amounts to research and product development. The securities of these companies may experience above-average price movements associated with the perceived prospects of success of their research and development programs. In addition, companies in which the Fund invests could be adversely affected by the lack of commercial acceptance of a new product or products or by technological change and obsolescence. Many of these companies may participate in undeveloped or limited markets, have limited products, rely on proprietary technology that may be difficult to protect from competitors, have no proven profit-making history, operate at a loss or with substantial variations in operating results from period to period, have limited access to capital and/or be in the developmental stages of their businesses.
•	Turnover Risk: A higher portfolio turnover may result in higher transactional and brokerage costs associated with the turnover which may reduce the Fund's return, unless the securities traded can be bought and sold without corresponding commission costs. Active trading of securities may also increase the Fund's realized capital gains or losses, which may affect the taxes you pay as a Fund shareholder. The Fund's portfolio turnover rate is expected to be above 100% annually.
•	Active and Frequent Trading Risk: Executing the strategies of a sub-adviser may from time to time require frequent trading by the Fund, resulting in substantial brokerage commissions and other transaction fees and expenses. These expenses must be offset by investment gains in order for the Fund to be profitable. Furthermore, because a sub-adviser may utilize “soft dollars” to pay research and brokerage expenses to the extent that the sub-adviser believes is consistent with the “safe harbor” provided by Section 28(e) of the Securities Exchange Act of 1934, the sub-adviser has an incentive to trade the Fund’s assets in higher volumes than the sub-adviser otherwise would. Active and frequent trading may lead to a greater proportion of the Fund’s gains being treated for federal income tax purposes as short-term capital gains (which are generally taxable as ordinary income when distributed to shareholders) or may cause the Fund to distribute taxable income to its shareholders sooner than it would have distributed income if the investments were held for longer periods of time.
•	Reliance on Corporate Management and Financial Reporting Risk: A sub-adviser necessarily relies on the financial information made available by the issuers of the equities in which it invests. The sub-adviser has no ability to independently verify the financial information disseminated by the issuers in which it invests and is dependent upon the integrity of both the management of these issuers and the financial reporting process in general. Past and recurring events have demonstrated that investors such as the Fund can incur material losses as a result of corporate mismanagement, fraud and accounting irregularities.
•	Trade Execution Risk: The Fund acquires a significant number of both long and short equity positions. The cost of doing so will be materially affected by the speed and efficiency of the Fund’s transactions. Inefficient executions can generate substantial transaction costs over time, possibly materially reducing the profitability of the Fund’s positions.
•	Quantitative Model Risk: A sub-adviser may use quantitative methods to determine which issuers merit further research as a potential investment. As market dynamics shift over time, a previously highly successful model often becomes outdated or inaccurate. There can be no assurance that the sub-adviser will be successful in obtaining, developing and/or maintaining effective quantitative models or in identifying when such models are no longer effective (at least before substantial losses are incurred).

Temporary Investments

To respond to adverse market, economic, political or other conditions, the Fund may invest 100% of its total assets, without limitation, in high-quality short-term debt securities and money market instruments. These short -term debt securities and money market instruments include: shares of money market mutual funds, commercial paper, certificates of deposit, bankers' acceptances, U.S. Government securities and repurchase agreements. While the Fund is in a defensive position, the opportunity to achieve its investment objective will be limited. Furthermore, to the extent that the Fund invests in money market mutual funds for cash positions, there will be some duplication of expenses because the Fund pays its pro-rata portion of such money market funds' advisory fees and operational fees. The Fund may also invest a substantial portion of its assets in such instruments at any time to maintain liquidity or pending selection of investments in accordance with its policies.

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Portfolio Holdings Disclosure

A description of the Fund's policies regarding the release of portfolio holdings information is available in the Fund's Statement of Additional Information. The Fund may, from time-to-time, make available month-end portfolio holdings information on the website www.altegrismutualfunds.com. If month-end portfolio holdings are posted to the website, they are expected to be approximately 30 days old and remain available until new information for the next month is posted. Shareholders may request portfolio holdings schedules at no charge by calling 1(888)524-9441.

MANAGEMENT

Investment Adviser

Altegris Advisors, L.L.C., 1200 Prospect Street, Suite 400, La Jolla, CA 92037, serves as investment Adviser to the Fund. Subject to the authority of the Board of Trustees, the Adviser is responsible for management of the Fund's investment portfolio including through the sub-advisers. The Adviser is responsible for selecting the Fund's sub-advisers and assuring that investments are made according to the Fund's investment objectives, policies and restrictions. The Adviser was established in 2010 for the purpose of advising mutual funds. As of March 31, 2014, the Adviser had approximately $1.06 billion in assets under management. However, management of the Adviser and its affiliates, and the Portfolio Co-Managers, have substantial experience in both the selection and evaluation of alternative investment managers, portfolios and strategies, and the structuring, management and distribution of alternative investment products, and as of March 31, 2014 oversaw approximately $2.43 billion of client trading level allocated to alternative investments including equity long short strategies.

The Adviser is wholly-owned and controlled by (1) private equity funds managed by Aquiline Capital Partners LLC and its affiliates (“Aquiline”), and by Genstar Capital Management, LLC and its affiliates (“Genstar”), and (2) certain senior management of Altegris and certain of its affiliates. Established in 2005, Aquiline focuses its investments exclusively in the financial services industry. Established in 1988, Genstar focuses its investment efforts across a variety of industries and sectors, including financial services.

Pursuant to an advisory agreement between the Fund and the Adviser, the Adviser is entitled to receive, on a monthly basis, an annual advisory fee equal to 1.75% of the Fund's average daily net assets. The Fund's Adviser has contractually agreed to reduce its fees and/or absorb expenses of the Fund, until at least March 31, 2016, to ensure that Total Annual Fund Operating Expenses After Fee Waiver and/or Reimbursement (excluding any front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, fees and expenses associated with instruments in other collective investment vehicles or derivative instruments (including for example options and swap fees and expenses), borrowing costs (such as interest and dividend expense on securities sold short), taxes, expenses incurred in connection with any merger or reorganization, and extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees and contractual indemnification of Fund service providers (other than the advisor)) will not exceed the following levels of the average daily net assets attributable to each Class of shares, respectively, subject to possible recoupment from the Fund in future years on a rolling three-year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits.

FEE WAIVER TABLE

	Class A	Class C	Class I	Class N
Expense Limit	2.24%	2.99%	1.99%	2.24%

Fee waiver and reimbursement arrangements can decrease the Fund's expenses and boost its performance. A discussion regarding the basis for the Board of Trustees' approval of the advisory and sub-advisory agreements is available in the Fund's annual shareholder report dated March 31, 2014. A discussion regarding the basis for the Board’s approval of the sub-advisory agreement with Sterling Ridge will be available in the next annual shareholder report dated March 31, 2015.

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Investment Adviser Co-Portfolio Managers

Robert J. Murphy, CFA, FRM, CAIA

Senior Vice President and Deputy Chief Investment Officer

Mr. Murphy has served as Senior Vice President and Deputy Chief Investment Officer of the Adviser since August 2014. Mr. Murphy is a member of the Altegris Investment Committee and is responsible for specific portfolio and risk management responsibilities. From July 2009 to July 2014, Mr. Murphy served as the Chief Investment Officer, Co-Portfolio Manager and Director of Risk for Hatteras Alternative Mutual Funds, a subsidiary of Hatteras Funds. At Hatteras he led the portfolio management team with responsibility for establishing the policies, processes and direction for asset allocation, portfolio construction and portfolio management. In addition, as Chief Investment Officer and Chairman of the Investment Committee, Mr. Murphy was responsible for the overall risk management of the Hatteras Alternative Mutual Funds, including establishing risk/reward criteria and investment risk allocation.

Prior to joining Hatteras, Mr. Murphy was with Ivy Asset Management Corp. LLC, a division of BNY Mellon Asset Management, as a Managing Director in the Investments Group and in the Investment Products and Strategy Group from October 2008 to July 2009. Before joining Ivy in August 2008, Mr. Murphy was a Partner and Director of Risk Management at Meridian Capital Partners, where, beginning in October 2001, he worked in various senior capacities, including investment manager research and portfolio management. Earlier in his career, Mr. Murphy was a senior fixed income investment banker with several respected financial industry organizations including DLJ and Bear Stearns. Mr. Murphy received his BA and MBA degrees from the State University of New York at Albany. He has earned designations as a Charter Financial Analyst (CFA®), Financial Risk Manager (FRM) and Chartered Alternative Investment Analyst (CAIA).

Eric Bundonis, CFA

Vice President and Director of Research and Sourcing

Mr. Bundonis has served as Vice President and Director of Research and Sourcing of the Adviser since November 2014. From February 2012 to November 2014, Mr. Bundonis was Co-Director of Research and Investments of the Adviser.  His responsibilities include portfolio management, manager sourcing, research, and due diligence across a wide variety of alternative strategies. Mr. Bundonis brings over 10 years of alternative investment experience. From July 2009 to January 2012, Mr. Bundonis served as Vice President, Senior Research Analyst for an affiliate of the Adviser.  Prior to joining the Adviser in 2009, Mr. Bundonis was an Associate at OneCapital Management Partners in New York. As a member of OneCapital's investment committee, Mr. Bundonis was responsible for identifying, selecting, and monitoring investments for multi-manager funds of hedge funds serving institutional and high net worth investors. Mr. Bundonis graduated from Middlebury College with a BA in History and attended the Post-Baccalaureate Program in Business at Columbia University. He is also a Chartered Financial Analyst and a member of the New York Society of Security Analysts.

Sub-Adviser and Sub-Adviser Portfolio Manager

Harvest Capital Strategies LLC, 600 Montgomery Street, 17th Floor, San Francisco, CA 94111, serves as a sub-adviser to the Fund. Subject to the authority of the Board of Trustees and oversight by the adviser, Harvest is responsible for management of a portion of the Fund's investment portfolio according to the Fund's investment objectives, policies and restrictions. Pursuant to a sub-advisory agreement between the adviser and Harvest, as a sub-adviser, Harvest is entitled to receive an annual sub-advisory fee on its portion of the Fund's average daily net assets that is paid by the adviser, not the Fund. Harvest is an SEC-registered investment advisory firm specializing in long short equity strategies. The firm focuses on capital preservation and risk-adjusted returns. Harvest has served institutional investors since 1999. As of May 31, 2014 it had $1.9 billion in assets under management.

Mr. Don Destino
Managing Director

Mr. Destino joined the sub-adviser in 2009. He is a Managing Director of the sub-adviser and portfolio manager of Harvest Financial Partners. Mr. Destino previously served as a portfolio manager in the public equities group at Kohlberg Kravis Roberts & Co. From 2003 through 2007, he was a Managing Director and senior research analyst at JMP Securities following the specialty finance industry. Beforehand, he served as an equity research analyst covering non-bank financial services at Banc of America Securities, from 2000 to

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2003, and at Jefferies & Co., from 1997 through 1999. Mr. Destino holds an MBA from the Yale School of Management and BA degrees in economics and sociology from the University of San Diego.

Mr. Kelly D. Wiesbrock
Managing Director

Mr. Wiesbrock joined the sub-adviser in 2005. He is a Managing Director of the sub-adviser and is the portfolio manager for Harvest Agriculture Select, L.P., a fund which has investment objectives and strategies substantially similar to those of the agriculture/consumer sub-strategy managed for the Fund by the sub-adviser, and for which Mr. Wiesbrock will serve as portfolio manager. Mr. Wiesbrock has 18 years of experience in the consumer industry in varied capacities, such as investment management, distressed financial consulting and operations. From 2000 to 2005, he was responsible for the long short consumer and business services investments at Ascend Capital. Prior to his investment career at Ascend Capital, he was a divisional CFO for Purina Mills, a consultant focused on distressed consumer companies for Deloitte Consulting and an operations engineer for Frito-Lay. Mr. Wiesbrock received an MBA from Harvard University and a BS degree in mechanical engineering from the University of Illinois.

Visium Asset Management, LP, 888 Seventh Avenue, 22nd Floor, New York, NY 10019, serves as a sub-adviser to the Fund. Subject to the authority of the Board of Trustees and oversight by the adviser, Visium is responsible for management of a portion of the Fund's investment portfolio according to the Fund's investment objectives, policies and restrictions. Pursuant to a sub-advisory agreement between the adviser and Visium, as a sub-adviser, Visium is entitled to receive an annual sub-advisory fee on its portion of the Fund's average daily net assets and is paid by the adviser, not the Fund. Visium is an SEC-registered investment advisory firm specializing in long short equities strategy investing. Visium has served institutional investors since 2005. As of May 31, 2014, it had approximately $6.265 billion in assets under management.

Mr. Robert Kim
Portfolio Manager, Director of Research

Mr. Kim joined the sub-adviser in May 2010, and is the Director of Research and the Portfolio Manager for the long short equity strategies pursued by the sub-adviser on behalf of the Fund. He has over 16 years of experience working at multi-billion-dollar hedge fund management firms. Prior to joining Visium, Mr. Kim was a portfolio manager for Millennium Partners, and before that, from 2006 to 2009, he ran a diversified equity portfolio and served as director of a fundamental equity long short team at Royal Bank of Canada. From 2004 to late 2005 he was the co-founder and CIO of Cydonia Capital Management, a hedge fund seeded by SAC Capital. From 1998 to 2004, Mr. Kim was a senior portfolio manager at GLG Partners, Soros Fund Management, and SAC Capital. Prior to that, from 1994 to 1998, he was a senior equity analyst covering consumer and healthcare sectors at Moore Capital Management as part of a team brought over from Ethos Capital. Mr. Kim began his career at Morgan Stanley in fixed income. He graduated from The Georgia Institute of Technology in 1992 with a BS in Chemistry.

Chilton Investment Company, LLC, 1290 East Main Street, 1st Floor, Stamford, CT 06902, serves as a sub-adviser to the Fund. Subject to the authority of the Board of Trustees and oversight by the adviser, Chilton is responsible for management of a portion of the Fund's investment portfolio according to the Fund's investment objectives, policies and restrictions. Pursuant to a sub-advisory agreement between the adviser and Chilton, as a sub-adviser, Chilton is entitled to receive an annual sub-advisory fee on its portion of the Fund's average daily net assets and is paid by the adviser, not the Fund. Chilton is an SEC-registered investment advisory firm specializing in long short equities strategy investing. Chilton has served institutional investors since 1992. As of May 31, 2014, it had approximately $3.2 billion in assets under management.

Mr. Richard L. Chilton, Jr.

Chief Executive Officer and Chief Investment Officer

Mr. Chilton is the Founder, Chairman, Chief Executive Officer and Chief Investment Officer of Chilton Investment Company, LLC. He also serves as Chairman and Chief Investment Officer at Chilton Trust Company, LLC and Chairman, Chief Executive Officer and Chief Investment Officer of Chilton Investment Services, LLC. Mr. Chilton founded Chilton in 1992 and as of May 1, 2014, the firm had approximately $3.2 billion in assets under management. The firm is now a multi-strategy platform including not only Diversified, Concentrated, and Small and Mid-Cap Strategies, which are managed by Mr. Chilton, but also European Equities, and Global Natural Resources, . Prior to founding the firm, Mr. Chilton was employed at Alliance Capital and previously worked at Merrill Lynch and Allen & Company. He received a B.S. in Finance and Economics from Alfred University.

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Sterling Ridge Capital Management LP, 1325 Avenue of the Americas, 25th Floor, New York, NY 10019, serves as a sub-adviser to the Fund. Subject to the authority of the Board of Trustees and oversight by the adviser, Sterling Ridge is responsible for management of a portion of the Fund's investment portfolio according to the Fund's investment objectives, policies and restrictions. Pursuant to a sub-advisory agreement between the Adviser and Sterling Ridge, as a sub-adviser, Sterling Ridge is entitled to receive an annual sub-advisory fee on its portion of the Fund's average daily net assets and is paid by the adviser, not the Fund. Sterling Ridge is an SEC-registered investment advisory firm specializing in long short equities strategy investing. Sterling Ridge has served institutional investors since 2013. As of December 31, 2014, it had approximately $384 million in assets under management.

Mr. Richard H. Schimel

Chief Investment Officer

Mr. Schimel is the Founder and Chief Investment Officer of Sterling Ridge Capital Management LP. Mr. Schimel oversees and directs all firm activity including day to day management of Sterling Ridge’s investment portfolio. Prior to founding Sterling Ridge, Mr. Schimel was co-founder and co-chief investment officer at Diamondback Capital Management LLC from 2005 to 2013. From 2000 until 2005, Mr. Schimel was a portfolio manager at SAC Capital Advisors LLC, where he managed investments primarily in the global financial services equity sectors and traded interest-rate-related products. Prior to his tenure at SAC, Mr. Schimel was a Vice President (proprietary trader) on Morgan Stanley’s government bond trading desk. Mr. Schimel began his career at Paine Webber as a Trading Assistant and later became a proprietary government bond trader. Mr. Schimel received his Bachelor’s degree from the University of Michigan.

The Fund's “Statement of Additional Information” provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and each portfolio manager's ownership of Fund shares.

HOW SHARES ARE PRICED

The net asset value ("NAV") and offering price (NAV plus any applicable sales charges) of each class of shares is determined at 4:00 p.m. (Eastern Time) on each day the New York Stock Exchange ("NYSE") is open for business. NAV is computed by determining, on a per-class basis, the aggregate market value of all assets of the Fund, less its liabilities, divided by the total number of shares outstanding ([assets-liabilities]/number of shares = NAV). The NYSE is closed on weekends and New Year's Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The NAV takes into account, on a per-class basis, the expenses and fees of the Fund, including management, administration, and distribution fees (if any), which are accrued daily. The determination of NAV for a share class for a particular day is applicable to all applications for the purchase of shares, as well as all requests for the redemption of shares, received by the Fund (or an authorized broker or agent, or its authorized designee) before the close of trading on the NYSE on that day.

Generally, the Fund's securities are valued each day at the last quoted sales price on each security's primary exchange. Securities traded or dealt in upon one or more securities exchanges (whether domestic or foreign) for which market quotations are readily available and not subject to restrictions against resale shall be valued at the last quoted sales price on the primary exchange or, in the absence of a sale on the primary exchange, at the mean between the current bid and ask prices on such exchange. Securities primarily traded in the National Association of Securities Dealers' Automated Quotation System ("NASDAQ") National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price. If market quotations are not readily available, or deemed unreliable for a security, or if a security's value may have been materially affected by events occurring after the close of a securities market on which the security principally trades, but before a Fund calculates its NAV, securities will be valued at their fair market value as determined in good faith in accordance with procedures approved by the Board. In this respect, the Adviser participates in the valuation process by preparing the fair valuation for any such securities as per approved procedures and pursuant to a fair value process developed in coordination with the Fund’s administrator and auditors, and in some cases certain service providers to the issuers of securities subject to the fair valuation. The Adviser’s process is tested and subject to ongoing and periodic monitoring by the Adviser and the Fund’s administrator. The Board has delegated execution of these procedures to a fair value team composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) Adviser and/or sub-adviser. The team may also enlist third party consultants such as an audit firm or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security. This fair value may also vary from valuations determined

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by other funds using their own fair valuation procedures. The fair value prices can differ from market prices when they become available or when a price becomes available.

The Fund and the Adviser may use independent pricing services to assist in calculating the value of the Fund's securities. In addition, market prices for foreign securities are not determined at the same time of day as the NAV for the Fund. Because the Fund may invest in foreign securities and in ETFs and investment companies that hold portfolio securities primarily listed on foreign exchanges, and these exchanges may trade on weekends or other days when the ETFs and investment companies do not price their shares, the value of some of the Fund's portfolio securities may change on days when you may not be able to buy or sell Fund shares. In computing the NAV, the Fund values foreign securities held by the Fund at the latest closing price on the exchange in which they are traded immediately prior to closing of the NYSE. Prices of foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates. If events materially affecting the value of a security in the Fund's portfolio, particularly foreign securities, occur after the close of trading on a foreign market but before the Fund prices its shares, the security will be valued at fair value. For example, if trading in a portfolio security is halted and does not resume before the Fund calculates its NAV, the Adviser may need to price the security using the Fund's fair value pricing guidelines. Without a fair value price, short-term traders could take advantage of the arbitrage opportunity and dilute the NAV of long-term investors. Fair valuation of the Fund's portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of the Fund's NAV by short-term traders. The determination of fair value involves subjective judgments. As a result, using fair value to price a security may result in a price materially different from the prices used by other mutual funds to determine net asset value, or from the price that may be realized upon the actual sale of the security.

With respect to any portion of the Fund's assets that are invested in one or more open-end management investment companies registered under the 1940 Act, each Fund's net asset value is calculated based upon the net asset values of those open-end management investment companies, and the prospectuses for these companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.

HOW TO PURCHASE SHARES

Share Classes

This Prospectus describes 4 classes of shares offered by the Fund: Class A, Class C, Class I and Class N. The Fund offers these 4 classes of shares so that you can choose the class that best suits your investment needs. Refer to the information below so that you can choose the class that best suits your investment needs. The main differences between the share classes are sales charges, ongoing fees and minimum investment. Class A charges a maximum sales load of 5.75% and Class C charges a maximum deferred charge of 1.00%. Class A, Class C and Class N shares pay an annual distribution fee of up to 0.25%, 1.00%, and 0.25% respectively, of the Fund’s average daily net assets attributable to such Class for distribution and shareholder servicing expenses pursuant to a Distribution Plan under Rule 12b-1. Class I shares do not pay sales loads or 12b-1 fees. For information on ongoing distribution fees, see Distribution Fees on page 31 of this Prospectus. Each class of shares in the Fund represents interest in the same portfolio of investments within the Fund. There is no investment minimum on reinvested distributions and the Fund may change investment minimums at any time. The Fund reserves the right to waive sales charges, as described below, and investment minimums. The Adviser also reserves the right to waive investment minimums. Not all share classes may be available for purchase in all states.

Class A Shares

Class A shares are offered at their public offering price, which is NAV plus the applicable sales charge and is subject to 12b-1 distribution fees of up to 0.25% of the average daily net assets of Class A shares. The minimum initial investment in Class A shares of the Fund is $2,500 for all accounts. The minimum subsequent investment in Class A shares of the Fund is $250 for all accounts. The sales charge varies, depending on how much you invest. There are no sales charges on reinvested distributions. The following sales charges, which may be waived in the Adviser's discretion, apply to your purchases of Class A shares of the Fund:

Amount Invested	Sales Charge as a % of Offering Price(1)	Sales Charge as a % of Amount Invested	Dealer Reallowance
Under $25,000	5.75%	6.10%	5.00%
$25,000 to $49,999	5.00%	5.26%	4.25%
$50,000 to $99,999	4.75%	4.99%	4.00%

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$100,000 to $249,999	3.75%	3.83%	3.25%
$250,000 to $499,999	2.50%	2.56%	2.00%
$500,000 to $999,999	2.00%	2.04%	1.75%
$1,000,000 and Above	0.00%	0.00%	See below
(1)	Offering price includes the front-end sales load. The sales charge you pay may differ slightly from the amount set forth above because of rounding that occurs in the calculation used to determine your sales charge.

A selling broker may receive commissions on purchases of Class A shares over $1 million calculated as follows: 1.00% on purchases between $1 million and $3 million, 0.50% on amounts over $3 million but less than $5 million, 0.25% on amounts over $5 million. The commission rate is determined based on the purchase amount combined with the current market value of existing investments in Class A shares.

As shown, investors that purchase $1,000,000 or more of the Fund's Class A shares will not pay any initial sales charge on the purchase. However, purchases of $1,000,000 or more of Class A shares may be subject to a contingent deferred sales charge ("CDSC") on shares redeemed during the first 18 months after their purchase in the amount of the commissions paid on the shares redeemed.

How to Reduce Your Sales Charge

You may be eligible to purchase Class A shares at a reduced sales charge. To qualify for these reductions, you must notify the Fund's distributor, Northern Lights Distributors, LLC (the "distributor"), in writing and supply your account number at the time of purchase. You may combine your purchase with those of your "immediate family" (your spouse and your children under the age of 21) for purposes of determining eligibility. If applicable, you will need to provide the account numbers of your spouse and your minor children as well as the ages of your minor children.

Rights of Accumulation: To qualify for the lower sales charge rates that apply to larger purchases of Class A shares, you may combine your new purchases of Class A shares with Class A shares of the Fund that you already own. The applicable initial sales charge for the new purchase is based on the total of your current purchase and the current value of all other Class A shares that you own. The reduced sales charge will apply only to current purchases and must be requested in writing when you buy your shares.

Shares of the Fund held as follows cannot be combined with your current purchase for purposes of reduced sales charges:

•	Shares held indirectly through financial intermediaries other than your current purchase broker-dealer (for example, a different broker-dealer, a bank, a separate insurance company account or an investment adviser);
•	Shares held through an administrator or trustee/custodian of an Employer-Sponsored Retirement Plan (for example, a 401(k) plan) other than employer-sponsored IRAs; and
•	Shares held directly in the Fund account on which the broker-dealer (financial adviser) of record is different than your current purchase broker-dealer.

Letter of Intent: Under a Letter of Intent ("LOI"), you commit to purchase a specified dollar amount of Class A shares of the Fund, with a minimum of $25,000, during a 13-month period. The 13-month period commences on the day that the LOI is received by the Fund, and you must tell the Fund that later purchases are subject to the LOI. Purchases submitted prior to the date the LOI is received by the Fund are not counted toward the sales charge reduction. The amount you agree to purchase determines the initial sales charge you pay. If the full face amount of the LOI is not invested by the end of the 13-month period, your account will be adjusted to the higher initial sales charge level for the amount actually invested. You are not legally bound by the terms of your LOI to purchase the amount of your shares stated in the LOI. The LOI does, however, authorize the Fund to hold in escrow 5% of the total amount you intend to purchase. If you do not complete the total intended purchase at the end of the 13-month period, the Fund's transfer agent will redeem

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the necessary portion of the escrowed shares to make up the difference between the reduced rate sales charge (based on the amount you intended to purchase) and the sales charge that would normally apply (based on the actual amount you purchased).

Repurchase of Class A Shares: If you have redeemed Class A shares of the Fund within the past 120 days, you may repurchase an equivalent amount of Class A shares of the Fund at NAV, without the normal front-end sales charge. In effect, this allows you to reacquire shares that you may have had to redeem without repaying the front-end sales charge. You may exercise this privilege only once and must notify the Fund that you intend to do so in writing. The Fund must receive your purchase order within 120 days of your redemption. Note that if you reacquire shares through separate installments (e.g., through monthly or quarterly repurchases), the sales charge waiver will only apply to those portions of your repurchase order received within 120 days of your redemption.

Sales Charge Waivers

The sales charge on purchases of Class A shares is waived for certain types of investors, including:

•	Current and retired directors and officers of the Fund, or the Adviser, or any of their subsidiaries or affiliates, or their families (e.g., spouse, children, mother or father).
•	Employees of the Adviser and their families, or any full-time employee or registered representative of the distributor or of broker-dealers (each a “Selling Broker”) and their affiliates having dealer agreements with the distributor and their immediate families (or any trust, pension, profit-sharing or other benefit plan for the benefit of such persons).
•	Any full-time employee of a bank, savings and loan, credit union or other financial institution that utilizes a Selling Broker to clear purchases of the fund's shares and their immediate families.
•	Participants in certain "wrap-fee" or asset allocation programs or other fee-based arrangements sponsored by broker-dealers and other financial institutions that have entered into agreements with the distributor.
•	Clients of financial intermediaries that have entered into an agreement with the distributor providing for the shares to be used in particular investment products made available to such clients and for which such registered investment advisers may charge a separate fee.
•	Clients of financial intermediaries that have entered into an agreement with the distributor to offer shares to self-directed investment brokerage accounts, whether or not such accounts are subject to transaction fees.
•	Institutional investors (which may include bank trust departments and registered investment advisers).
•	Any accounts established on behalf of registered investment advisers or their clients by broker-dealers that charge a transaction fee and that have entered into agreements with the distributor.
•	Separate accounts used to fund certain unregistered variable annuity contracts or Section 403(b) or 401(a) or (k) accounts.

The Fund does not waive sales charges for the reinvestment of proceeds from the sale of shares of a different fund where those shares were subject to a front-end sales charge (sometimes called a "NAV transfer").

Class C Shares

Class C shares of the Fund are offered at their NAV without an initial sales charge. This means that 100% of your initial investment is placed into shares of the Fund. Class C shares pay 1.00% on an annualized basis of their average daily net assets as reimbursement or compensation for service and distribution-related activities with respect to the Fund and/or shareholder services. Over time, fees paid under this distribution and service plan will increase the cost of a Class C shareholder's investment and may cost more than other types of sales charges.

The Adviser will advance to Selling Brokers, or other financial intermediaries that have entered into distribution agreements with the distributor, 1.00% of the purchase price of Class C shares from the Adviser’s own resources, at the time of purchase. The Fund’s distributor will pay the Class C shares distribution and/or shareholder service fees (as described above) during the first year after purchase to the Adviser in satisfaction of the advance. The Fund’s distributor will pay the Class C shares distribution and/or shareholder service fees to Selling Brokers, or other financial intermediaries that have entered into distribution agreements with the distributor, for Class C shares held for over a year.

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If you redeem Class C shares within one year after purchase, you will be charged a CDSC of up to 1.00%. The charge will apply to the lesser of the original cost of the Class C shares being redeemed or the proceeds of your redemption and will be calculated without regard to any redemption fee. When you redeem Class C shares, the redemption order is processed so that the lowest CDSC is charged. Class C shares that are not subject to a CDSC are redeemed first. In addition, you will not be charged a CDSC when you redeem shares that you acquired through reinvestment of Fund dividends or capital gains. Any CDSC paid on the redemptions of Class C shares expressed as a percentage of the applicable redemption amount may be higher or lower than the charge described due to rounding.

The minimum initial investment in the Class C shares is $5,000 and the minimum subsequent investment is $250.

Class N Shares

Class N shares of the Fund are offered at their NAV without an initial sales charge. This means that 100% of your initial investment is placed into shares of the Fund. Class N shares pay 0.25% on an annualized basis of their average daily net assets as reimbursement or compensation for service and distribution-related activities with respect to the Fund and/or shareholder services. Class N shares may not be available to all shareholders and have differing distribution and/or shareholder serving fees that reflect variations in distribution channels. Over time, fees paid under this distribution and service plan will increase the cost of a Class N shareholder's investment and may cost more than other types of sales charges. The minimum initial investment in Class N shares is $2,500 and the minimum subsequent investment is $250.

Class I Shares

Class I shares of the Fund are sold at NAV without an initial sales charge and are not subject to 12b-1 distribution fees, but have a higher minimum initial investment than Class A, Class C and Class N shares. This means that 100% of your initial investment is placed into shares of the Fund. Unless otherwise waived by the Fund, Class I shares require a minimum initial investment of $1,000,000 and the minimum subsequent investment is $250. Class I shares are offered to investment and institutional clients of the Adviser and its affiliates, to certain persons affiliated with the Adviser, to certain of the Fund’s service providers, and to clients of financial institutions or intermediaries (i) that charge such clients an ongoing fee for advisory, investment, consulting or similar fee-based charges for financial services or (ii) that have entered into an agreement with the Fund’s distributor to offer Class I shares through a no-load network or platform.

Exchanges for Class I Shares

Holders of Class A and Class C shares issued by the Fund may exchange their shares for Class I shares provided that they: (1) hold their shares through a Selling Broker or other financial intermediary or institution that has a distribution agreement with the Fund’s distributor to offer Class I shares and which authorizes such an exchange; and (2) are otherwise eligible to invest in Class I shares in accordance with the terms of this Prospectus. Any such exchange is subject to the Funds’ discretion to accept or reject the exchange. Class A shareholders who purchased $1,000,000 or more of shares, and who then exchange them for Class I shares within eighteen months of the original purchase date, will be subject to a CDSC for such exchange in the same manner as would be applicable to a redemption of Class A shares purchased in an amount of $1,000,000 or more and redeemed within eighteen months of the date of original purchase, unless the Adviser in its sole discretion determines to waive the applicable CDSC. Class C shareholders who exchange them for Class I shares within one year of the original purchase date will be subject to a CDSC for such exchange in the same manner as would be applicable to a redemption of Class C shares made within one year of the date of original purchase, unless the Adviser in its sole discretion determines to waive the applicable CDSC. For federal income tax purposes, an exchange of Class A or Class C shares for Class I shares within the same Fund will not result in the recognition of a capital gain or loss.

Factors to Consider when Choosing a Share Class: When deciding which class of shares of the Fund to purchase, you should consider your investment goals, present and future amounts you may invest in the Fund, and the length of time you intend to hold your shares. To help you make a determination as to which class of shares to buy, please refer back to the examples of the Fund's expenses over time in the “Fees and Expenses of the Fund” section for the Fund in this Prospectus. You also may wish to consult with your financial adviser for advice with regard to which share class would be most appropriate for you.

Purchasing Shares: You may purchase shares of the Fund by sending a completed application form to the following address:

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Via Regular Mail	or Overnight Mail
Altegris Equity Long Short Fund C/O Gemini Fund Services, LLC PO Box 541150 Omaha, NE 68154	Altegris Equity Long Short Fund C/O Gemini Fund Services, LLC 17605 Wright Street Suite 2 Omaha, NE 68154

The USA PATRIOT Act requires financial institutions, including the Fund, to adopt certain policies and programs to prevent money-laundering activities, including procedures to verify the identity of customers opening new accounts. As requested on the Application, you should supply your full name, date of birth, social security number and permanent street address. Mailing addresses containing a P.O. Box will not be accepted. This information will assist the Fund in verifying your identity. Until such verification is made, the Fund may temporarily limit additional share purchases. In addition, the Fund may limit additional share purchases or close an account if it is unable to verify a shareholder's identity. As required by law, the Fund may employ various procedures, such as comparing the information to fraud databases or requesting additional information or documentation from you, to ensure that the information supplied by you is correct.

Note: Gemini Fund Services, LLC, the Fund's transfer agent, will charge a $25 fee against a shareholder's account, in addition to any loss sustained by the Fund, for any check returned to the transfer agent for insufficient funds.

Purchase through Brokers: You may invest in the Fund through brokers or agents who have entered into selling agreements with the Fund's distributor. The brokers and agents are authorized to receive purchase and redemption orders on behalf of the Fund. The Fund will be deemed to have received a purchase or redemption order when an authorized broker or its designee receives the order. The broker or agent may set their own initial and subsequent investment minimums. You may be charged a fee if you use a broker or agent to buy or redeem shares of the Fund. Finally, various servicing agents use procedures and impose restrictions that may be in addition to, or different from those applicable to investors purchasing shares directly from the Fund. You should carefully read the program materials provided to you by your servicing agent.

Purchase by Wire: If you wish to wire money to make an investment in the Fund, please call the Fund at 1(888)524-9441 for wiring instructions and to notify the Fund that a wire transfer is coming. Any commercial bank can transfer same-day funds via wire. The Fund will normally accept wired funds for investment on the day received if they are received by the Fund's designated bank before the close of regular trading on the NYSE. Your bank may charge you a fee for wiring same-day funds.

Automatic Investment Plan: You may participate in the Fund's Automatic Investment Plan, an investment plan that automatically moves money from your bank account and invests it in the Fund through the use of electronic funds transfers or automatic bank drafts. You may elect to make subsequent investments by transfers of a minimum of $500 on specified days of each month into your established Fund account. Please contact the Fund at 1(888)524-9441 for more information about the Fund's Automatic Investment Plan.

The Fund, however, reserves the right, in its sole discretion, to reject any application to purchase shares. Applications will not be accepted unless they are accompanied by a check drawn on a U.S. bank, thrift institutions, or credit union in U.S. funds for the full amount of the shares to be purchased. After you open an account, you may purchase additional shares by sending a check together with written instructions stating the name(s) on the account and the account number, to the above address. Make all checks payable to "Altegris Equity Long Short Fund." The Fund will not accept payment in cash, including cashier's checks or money orders. Also, to prevent check fraud, the Fund will not accept third party checks, U.S. Treasury checks, credit card checks or starter checks for the purchase of shares.

When Order is Processed: All shares will be purchased at the NAV per share (plus applicable sales charges, if any) next determined after the Fund receives your application or request in good order. All requests received in good order by the Fund before 4:00 p.m. (Eastern Time) will be processed on that same day. Requests received after 4:00 p.m. will be processed on the next business day.

Good Order
When making a purchase request, make sure your request is in good order.
"Good order" means your purchase request includes:

•      The name of the Fund and share class

•      The dollar amount of shares to be purchased

•      A completed purchase application or investment stub

•      Check payable to the " Altegris Equity Long Short Fund"

Retirement Plans: You may purchase shares of the Fund for your individual retirement plans. Please call the Fund at 1(888)524-9441 for the most current listing and appropriate disclosure documentation on how to open a retirement account.

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HOW TO REDEEM SHARES

Redeeming Shares

You may redeem all or any portion of the shares credited to your account by submitting a written request for redemption to:

Via Regular Mail	or Overnight Mail
Altegris Equity Long Short Fund C/O Gemini Fund Services, LLC PO Box 541150 Omaha, NE 68154	Altegris Equity Long Short Fund C/O Gemini Fund Services, LLC 17605 Wright Street Suite 2 Omaha, NE 68154

Redemptions by Telephone: The telephone redemption privilege is automatically available to all new accounts except retirement accounts. If you do not want the telephone redemption privilege, you must indicate this in the appropriate area on your account application or you must write to the Fund and instruct it to remove this privilege from your account.

The proceeds will be sent by mail to the address designated on your account or wired directly to your existing account in a bank or brokerage firm in the United States as designated on your application. To redeem by telephone, call 1(888)524-9441. The redemption proceeds normally will be sent by mail or by wire within three business days after receipt of your telephone instructions. IRA accounts are not redeemable by telephone.

The Fund reserves the right to suspend the telephone redemption privileges with respect to your account if the name(s) or the address on the account has been changed within the previous 30 days. Neither the Fund, the transfer agent, nor their respective affiliates will be liable for complying with telephone instructions they reasonably believe to be genuine or for any loss, damage, cost or expense in acting on such telephone instructions and you will be required to bear the risk of any such loss. The Fund or the transfer agent, or both, will employ reasonable procedures to determine that telephone instructions are genuine. If the Fund and/or the transfer agent do not employ these procedures, they may be liable to you for losses due to unauthorized or fraudulent instructions. These procedures may include, among others, requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of the transactions and/or tape recording telephone instructions.

Redemptions through Broker: If shares of the Fund are held by a broker-dealer, financial institution or other servicing agent, you must contact that servicing agent to redeem shares of the Fund. The servicing agent may charge a fee for this service.

Redemptions by Wire: You may request that your redemption proceeds be wired directly to your bank account. The Fund's transfer agent imposes a $15 fee for each wire redemption and deducts the fee directly from your account. Your bank may also impose a fee for the incoming wire.

When Redemptions are Sent: Once the Fund receives your redemption request in "good order" as described below, it will issue a check based on the next determined NAV following your redemption request. The redemption proceeds normally will be sent by mail or by wire within three business days after receipt of a request in "good order." If you purchase shares using a check and soon after request a redemption, your redemption proceeds will not be sent until the check used for your purchase has cleared your bank (usually within 10 days of the purchase date).

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Good Order
Your redemption request will be processed if it is in "good order." To be in good order, the following conditions must be satisfied:

•      The request should be in writing, unless redeeming by telephone, indicating the number of shares or dollar amount to be redeemed,

•      The request must identify your account number,

•      The request should be signed by you and any other person listed on the account, exactly as the shares are registered, and

•      If you request that the redemption proceeds be sent to a person, bank or an address other than that of record or paid to someone other than the record owner(s), or if the address was changed within the last 30 days, or if the proceeds of a requested redemption exceed $50,000, the signature(s) on the request must be medallion signature guaranteed by an eligible signature guarantor.

When You Need Medallion Signature Guarantees: If you wish to change the bank or brokerage account that you have designated on your account, you may do so at any time by writing to the Fund with your signature guaranteed. A medallion signature guarantee assures that a signature is genuine and protects you from unauthorized account transfers. You will need your signature guaranteed if:

•	You request a redemption to be made payable to a person not on record with the Fund;
•	You request that a redemption be mailed to an address other than that on record with the Fund;
•	The proceeds of a requested redemption exceed $50,000;
•	Any redemption is transmitted by federal wire transfer to a bank other than the bank of record; or
•	Your address was changed within 30 days of your redemption request.

Signatures may be guaranteed by any eligible guarantor institution (including banks, brokers and dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations). Further documentation will be required to change the designated account if shares are held by a corporation, fiduciary or other organization. A notary public cannot guarantee signatures.

Retirement Plans: If you own an IRA or other retirement plan, you must indicate on your redemption request whether the Fund should withhold federal income tax. Unless you elect in your redemption request that you do not want to have federal tax withheld, the redemption will be subject to withholding.

Low Balances: If at any time your account balance in the Fund falls below the following amounts per share class, the Fund may notify you that, unless the account is brought up to at least the per-class minimum within 60 days of the notice; your account could be closed. After the notice period, the Fund may redeem all of your shares and close your account by sending you a check to the address of record. Your account will not be closed if the account balance drops below the per-class minimum due to a decline in NAV.

	Class A	Class C	Class I	Class N
Minimum	$2,500	$5,000	$1,000,000	$2,500

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

The Fund discourages and does not accommodate market timing. Frequent trading into and out of the Fund can harm all Fund shareholders by disrupting the Fund's investment strategies, increasing Fund expenses, decreasing tax efficiency and diluting the value of shares held by long-term shareholders. The Fund is designed for long-term investors and is not intended for market timing or other disruptive trading activities. Accordingly, the Fund's Board has approved policies that seek to curb these disruptive activities while recognizing that shareholders may have a legitimate need to adjust their Fund investments as their financial needs or circumstances change. The Fund currently uses several methods to reduce the risk of market timing. These methods include:

•	Committing staff to review, on a continuing basis, recent trading activity in order to identify trading activity that may be contrary to the Fund's Market Timing Trading Policy;
•	Rejecting or limiting specific purchase requests;
•	Rejecting purchase requests from certain investors; and
•	Charging a redemption fee on shares sold within 30 days of purchase.

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Although these methods involve judgments that are inherently subjective and involve some selectivity in their application, the Fund seeks to make judgments and applications that are consistent with the interests of the Fund's shareholders.

Based on the frequency of redemptions in your account, the Adviser or transfer agent may in its sole discretion determine that your trading activity is detrimental to the Fund as described in the Fund's Market Timing Trading Policy and elect to reject or limit the amount, number, frequency or method for requesting future purchases or exchanges into the Fund.

The Fund reserves the right to reject or restrict purchase requests for any reason, particularly when the shareholder's trading activity suggests that the shareholder may be engaged in market timing or other disruptive trading activities. Neither the Fund nor the Adviser will be liable for any losses resulting from rejected purchase orders. The Adviser may also bar an investor who has violated these policies (and the investor's financial adviser) from opening new accounts with the Fund.

Although the Fund attempts to limit disruptive trading activities, some investors use a variety of strategies to hide their identities and their trading practices. There can be no guarantee that the Fund will be able to identify or limit these activities. Omnibus account arrangements are common forms of holding shares of the Fund. While the Fund will encourage financial intermediaries to apply the Fund's Market Timing Trading Policy to their customers who invest indirectly in the Fund, the Fund is limited in its ability to monitor the trading activity or enforce the Fund's Market Timing Trading Policy with respect to customers of financial intermediaries. For example, should it occur, the Fund may not be able to detect market timing that may be facilitated by financial intermediaries or made difficult to identify in the omnibus accounts used by those intermediaries for aggregated purchases, exchanges and redemptions on behalf of all their customers. More specifically, unless the financial intermediaries have the ability to apply the Fund's Market Timing Trading Policy to their customers through such methods as implementing short-term trading limitations or restrictions and monitoring trading activity for what might be market timing, the Fund may not be able to determine whether trading by customers of financial intermediaries is contrary to the Fund's Market Timing Trading Policy. Brokers maintaining omnibus accounts with the Fund have agreed to provide shareholder transaction information to the extent known to the broker to the Fund upon request. If the Fund or its transfer agent or shareholder servicing agent suspects there is market timing activity in the account, the Fund will seek full cooperation from the service provider maintaining the account to identify the underlying participant. At the request of the Adviser, the service providers may take immediate action to stop any further short-term trading by such participants.

TAX STATUS, DIVIDENDS AND DISTRIBUTIONS

Any sale or exchange of the Fund's shares may generate tax liability (unless you are a tax-exempt investor or your investment is in a qualified retirement account). When you redeem your shares you may realize a taxable gain or loss. This is measured by the difference between the proceeds of the sale and the tax basis for the shares you sold. (To aid in computing your tax basis, you generally should retain your account statements for the period that you hold shares in the Fund.)

The Fund intends to distribute substantially all of its net investment income at least annually and net capital gains annually. Both distributions will be reinvested in shares of the Fund unless you elect to receive cash. Dividends from net investment income (including any excess of net short-term capital gain over net long-term capital loss) are taxable to investors as ordinary income, while distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss) are generally taxable as long-term capital gain, regardless of your holding period for the shares. Any dividends or capital gain distributions you receive from the Fund will normally be taxable to you when made, regardless of whether you reinvest dividends or capital gain distributions or receive them in cash. Certain dividends or distributions declared in October, November or December will be taxed to shareholders as if received in December if they are paid during the following January. Each year the Fund will inform you of the amount and type of your distributions. IRAs and other qualified retirement plans are exempt from federal income taxation until retirement proceeds are paid out to the participant.

Your redemptions, including exchanges, may result in a capital gain or loss for federal tax purposes. A capital gain or loss on your investment is the difference between the cost of your shares, including any sales charges, and the amount you receive when you sell them.

On the account application, you will be asked to certify that your social security number or taxpayer identification number is correct and that you are not subject to backup withholding for failing to report income to the IRS. If you are subject to backup withholding or you did not certify your taxpayer identification number, the IRS requires the Fund to withhold a percentage of any dividend, redemption or exchange proceeds. The Fund reserves the right to reject any application that does not include a certified social security or taxpayer identification number. If you do not have a social security number, you should indicate on the purchase form that your application to obtain a number is pending. The Fund is required to withhold taxes if a number is not delivered to the Fund within seven days.

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This summary is not intended to be and should not be construed to be legal or tax advice. You should consult your own tax advisers to determine the tax consequences of owning the Fund's shares.

DISTRIBUTION OF SHARES

Distributor

Northern Lights Distributors, LLC, 17605 Wright Street, Omaha, Nebraska 68154 (the “Distributor”), is the distributor for the shares of the Fund. The Distributor is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. ("FINRA"). Shares of the Fund are offered on a continuous basis.

Distribution (12b-1) and Shareholder Servicing Fees

The Trust, with respect to the Fund has adopted the Trust’s Master Distribution and Shareholder Servicing Plans for each of Class A, Class C and Class N shares (the "Plans"), pursuant to Rule 12b-1 of the 1940 Act which Plans allow the Fund to pay the Distributor an annual fee for distribution and shareholder servicing expenses as indicated in the following table of the Fund's average daily net assets attributable to the respective class of shares. Class I shares do not have a Plan.

	Class A	Class C	Class N
12b-1 Fee	0.25%	1.00%	0.25%

The Distributor and other entities, including a broker-dealer affiliate of the Adviser, are paid pursuant to the Plans for distribution and shareholder servicing provided and the expenses borne by the Distributor and others in the distribution of Fund shares, including the payment of commissions for sales of the shares and incentive compensation to and expenses of dealers and others who engage in or support distribution of shares or who service shareholder accounts, including overhead and telephone expenses; printing and distribution of prospectuses and reports used in connection with the offering of the Fund's shares to other than current shareholders; and preparation, printing and distribution of sales literature and advertising materials. In addition, the distributor or other entities may utilize fees paid pursuant to the Plan to compensate dealers or other entities for their opportunity costs in advancing such amounts, which compensation would be in the form of a carrying charge on any un-reimbursed expenses.

Additional Compensation to Financial Intermediaries

The Fund's distributor, its affiliates, and the Adviser and its affiliates may each, at its own expense and out of its own assets including their legitimate profits from Fund-related activities (and not as an additional charge to the Fund), provide additional cash payments to financial intermediaries who sell shares of the Fund. Financial intermediaries include brokers-dealers, financial advisers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others. These payments may be in addition to the Rule 12b-1 fees and any sales charges that are disclosed elsewhere in this Prospectus. These payments are generally made to financial intermediaries that provide shareholder or administrative services, or marketing support. Marketing support may include access to sales meetings, sales representatives and financial intermediary management representatives, inclusion of the Fund on a sales list, including a preferred or select sales list, or other sales programs. These payments also may be made as an expense reimbursement in cases where the financial intermediary provides shareholder services to Fund shareholders. The distributor may, from time to time, provide promotional incentives to certain investment firms. Such incentives may, at the distributor's discretion, be limited to investment firms who allow their individual selling representatives to participate in such additional compensation.

Such payments may provide incentives for such parties to make shares of the Fund available to their customers, and may allow the Fund greater access to such parties and their customers than would be the case if no payments were paid. Such access advantages include, but are not limited to, placement of the Fund on a list of mutual funds offered as investment options to the financial intermediary’s customers; access to the financial intermediary’s registered representatives and/or ability to assist in training and educating the financial intermediary’s registered representatives. These payment arrangements will not change the price an investor pays for shares of the Fund or the amount that the Fund receives to invest on behalf of the investor.

The Adviser does not direct the Fund’s portfolio securities transactions, or otherwise compensate broker-dealers in connection with the Fund’s portfolio transactions, in consideration of sales of Fund shares.

Financial intermediary’s that receive these types of payments may have a conflict of interest in recommending or selling the Fund rather than other mutual funds to their client investors, particularly if these payments exceed the amounts paid by other mutual funds.

Householding

To reduce expenses, the Fund mails only one copy of the prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call the Fund at 1(888)524-9441 on days the Fund is open for business or contact your financial institution. The Fund will begin sending you individual copies thirty days after receiving your request.

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FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund’s financial performance for the period of the Fund’s operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information for the Fund has been derived from the financial statements audited by Ernst & Young LLP, the Fund’s independent registered public accounting firm, whose report, along with the Fund’s consolidated financial statements, are included in the Fund’s March 31, 2014 annual report, which is available upon request.

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout the Period (1)

	Class A	Class A (1)		Class I		Class I (1)
	Year Ended March 31, 2014	Period Ended March 31, 2013		Year Ended March 31, 2014		Period Ended March 31, 2013
Net asset value, beginning of year	$10.51	$10.00		$10.53		$10.00

Income (loss) from investment operations:
Net investment loss (2)	(0.33)	(0.30)		(0.33)		(0.30)
Net realized and unrealized gain on investments	1.13	0.84		1.15		0.83
Total from investment operations	0.80	0.54		0.82		0.54

Less distributions from:
Net realized gains	(0.59)	(0.03)		(0.59)		(0.03)
Redemption fees collected (3)	0.00	0.00		0.00		0.00

Net asset value, end of year	$10.72	$10.51		$10.76		$10.51

Total return (4)	7.76%	5.40%	(5,6)	7.94%	(6)	5.40%	(5,6)

Net assets, at end of period (000s)	$14,924	$2,211		$104,698		$33,053

Ratios/Supplemental Data:
Ratio of gross expenses to average net assets including	4.51%	5.13%	(9)	4.88%		5.13%	(9)
dividends from securities sold short and interest expense (7,8)
Ratio of gross expenses to average net assets including	2.96%	3.85%	(9)	3.60%		3.85%	(9)
dividends from securities sold short and interest expense (7,8)
Ratio of net expenses to average net assets including	4.27%	4.53%	(9)	4.28%		4.53%	(9)
dividends from securities sold short and interest expense (8)
Ratio of net expenses to average net asses excluding	2.72%	3.24%	(9)	2.99%		3.24%	(9)
dividends from securities sold short and interest expense (8)
Ratio of net investment loss to average net assets (8,10)	(3.30)%	(3.19)%	(9)	(2.94)%		(3.19)%	(9)
Portfolio Turnover Rate	432%	517%	(5)	432%		517%	(5)

(1)	The Fund commenced operations on April 30, 2012.
(2)	Per share amounts calculate using the average shares method, which more appropriately presents the per share data for the period.
(3)	Represents less than $0.01 per share
(4)	Total returns shown exclude the effect of applicable sales charges and redemption fees and assumes reinvestment of all distributions.
(5)	Not annualized.
(6)	Includes adjustments in accordance with accounting principles generally accepted in the United States and consequently the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transaction.
(7)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.
(8)	The ratios of expenses and net investment income (loss) to average net assets do not reflect the Fund’s proportionate share of income and expenses of underlying investment companies in which the Fund invests.
(9)	Annualized.
(10)	Recognition of net investment loss by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the fund invests.

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	Class C (1)		Class N		Class N (1)
	Period Ended March 31, 2014		Year Ended March 31, 2014		Period Ended March 31, 2013
Net asset value, beginning of period	$11.04		$10.51		$10.00

Income (loss) from investment operations:
Net investment loss (2)	(0.17)		(0.36)		(0.30)
Net realized and unrealized gain on investments	0.40		1.15		0.83
Total from investment operations	0.23		0.79		0.54

Less distributions from:
Net realized gains	(0.59)		(0.59)		(0.03)
Redemption fees collected (3)	0.00		0.00		0.00

Net asset value, end of period	$10.68		$10.71		$10.51

Total return (4)	2.21%	(5)	7.66%	(6)	5.40%	(5,6)

Net assets, at end of period (000s)	$1,188		$33,862		$33,053

Ratios/Supplemental Data:
Ratio of gross expenses to average net assets including	4.84%	(9)	4.51%		5.13%	(9)
dividends from securities sold short and interest expense (7,8)
Ratio of gross expenses to average net assets including	3.29%	(9)	2.96%		3.85%	(9)
dividends from securities sold short and interest expense (7,8)
Ratio of net expenses to average net assets including	4.60%	(9)	4.27%		4.53%	(9)
dividends from securities sold short and interest expense (8)
Ratio of net expenses to average net asses excluding	3.05%	(9)	2.72%		3.24%	(9)
dividends from securities sold short and interest expense (8)
Ratio of net investment loss to average net assets (8,10)	(3.51)%	(9)	(3.30)%		(3.19)%	(9)
Portfolio Turnover Rate	432%		432%		517%	(5)

(1)	Class C commenced operations on October 7, 2013 and Class N on April 30, 2012.
(2)	Per share amounts calculate using the average shares method, which more appropriately presents the per share data for the period.
(3)	Represents less than $0.01 per share
(4)	Total returns shown exclude the effect of applicable sales charges and redemption fees and assumes reinvestment of all distributions.
(5)	Not annualized.
(6)	Includes adjustments in accordance with accounting principles generally accepted in the United States and consequently the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transaction.
(7)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.
(8)	The ratios of expenses and net investment income (loss) to average net assets do not reflect the Fund’s proportionate share of income and expenses of underlying investment companies in which the Fund invests.
(9)	Annualized.
(10)	Recognition of net investment loss by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the fund invests.

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PRIVACY NOTICE                                           Rev. February 2014

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include: · Social Security Number · Purchase History · Assets · Account Balances · Retirement Assets · Account Transactions · Transaction History · Wire Transfer Instructions · Checking Account Information
When you are no longer our customer, we continue to share your information as described in this notice.
How?	All financial companies need to share customers' personal information to run their everyday businesses. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons Northern Lights Fund Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Northern Lights Fund Trust share?	Can you limit this sharing?
For our everyday business purposes Such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes To offer our products and services to you	No	We don't share
For joint marketing with other financial companies	No	We don't share
For our affiliates' everyday business purposes Information about your transactions and experiences	No	We don't share
For our affiliates' everyday business purposes Information about your creditworthiness	No	We don't share
For non-affiliates to market to you	No	We don't share

Questions?	Call 1-402-493-4603

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Who we are	Who is providing this notice? Northern Lights Fund Trust

What we do
How does Northern Lights Fund Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust collect my personal information?

We collect your personal information, for example, when you

•    Open an account

•    Provide account information

•    Give us your contact information

•    Make deposits or withdrawals from your account

•    Make a wire transfer

•    Tell us where to send the money

•    Tells us who receives the money

•    Show your government-issued ID

•    Show your driver's license

We also collect your personal information from other companies.

Why can't I limit all sharing?

Federal law gives you the right to limit only

•    Sharing for affiliates' everyday business purposes—information about your creditworthiness

•    Affiliates from using your information to market to you

•    Sharing for non-affiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and non-financial companies. • Northern Lights Fund Trust does not share with our affiliates.
Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies • Northern Lights Fund Trust does not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • Northern Lights Fund Trust doesn’t jointly market.

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ALTEGRIS EQUITY LONG SHORT FUND

Adviser	Altegris Advisors, L.L.C. 1200 Prospect Street Suite 400 La Jolla, CA 92037	Distributor	Northern Lights Distributors, LLC 17605 Wright Street Omaha, NE 68154
Independent Registered Public Accountant	Deloitte & Touche LLP 695 Town Center Drive, Suite 1200 Costa Mesa, CA 92636	Legal Counsel	Thompson Hine LLP 41 South High Street, Suite 1700 Columbus, OH 43215
Custodian	JPMorgan Chase Bank 270 Park Ave. New York, NY 10017	Transfer Agent	Gemini Fund Services, LLC 17605 Wright Street, Suite 2 Omaha, NE 68154

Additional information about the Fund is included in the Fund's Statement of Additional Information dated July 29, 2014 (the "SAI"), as supplemented. The SAI is incorporated into this Prospectus by reference (i.e., legally made a part of this Prospectus). The SAI provides more details about the Fund's policies and management. Additional information about the Fund's investments will also be available in the Fund's Annual and Semi-Annual Reports to Shareholders. In the Fund's Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

To obtain a free copy of the SAI and the Annual and Semi-Annual Reports to Shareholders, or other information about the Fund, or to make shareholder inquiries about the Fund, please call 1(888)524-9441 or visit www.altegrismutualfunds.com. You may also write to:

ALTEGRIS EQUITY LONG SHORT FUND

c/o Gemini Fund Services, LLC
PO Box 541150
Omaha, NE 68154

You may review and obtain copies of the Fund's information at the SEC Public Reference Room in Washington, D.C. Please call 1-202-551-8090 for information relating to the operation of the Public Reference Room. Reports and other information about the Fund are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov. Copies of the information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, Washington, D.C. 20549-1520.

Investment Company Act File # 811-21720

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